Cambrian
MANAGEMENT, LTD.

P.O.Box 272
Midland, Texas 79702
Ofc: 432-620-9181
Fax: 432-570-0102

January 31, 2013

Mr. Kenny Hill
Chief Executive Officer
Victory Energy Corporation
3355 Bee Caves Road, Suite 608
Austin, Texas 78746

Dear Sir:

Per your request an oil and gas reserve and economic appraisal has been performed for the properties owned by Victory Energy Corporation (Victory) and listed on Exhibit A. The objective of this study is to estimate reserves and value for these properties as of January 1, 2013. The methodology, assumptions and results of the study are discussed below.

With the assumptions discussed below the reserves and value for the Victory wells as of January 1, 2013 are estimated as:

SEC Case, As of 1/1/2013	
Total Proved Reserves	
Oil, MBO	24.3
Gas, MMCF	679.4
Total Proved Value	
PW@ 0%, $	$ 3,342,610
PW@ 15%, $	$ 1,401,240

This report is intended to serve as the Victory Energy Corporation report for the United States Securities and Exchange Commission (SEC) to cover the year of 2012.

Property Overview

The properties consist of 21 wells in six Texas and New Mexico counties, predominately in the Permian Basin of West Texas and Southeastern New Mexico.

- Nine wells are in Crockett County, Texas and are operated for Victory by Cambrian Management. These gas wells are completed in the Canyon sand formation. Due to the high interest owned by Victory these wells are a major asset for the Corporation.
- Four wells are "Wolfberry" completions located in Howard County. Three wells were drilled in 2011 by Clear Water Inc. The fourth, the Hamlin 24#1 was drilled by OGX Resources in 2007 and acquired by Clear Water in December 2009. Victory has a 1.5% working interest in these wells and the accompanying acreage.
- Two wells are located in Pecos County and operated by V-F Petroleum. The University 6#1 was completed in July 2011. This was followed in July 2012 with the completion of the University 6#2. Both wells are Ellenburger completions at a depth of 6855 ft. Current geological interpretation indicates a third well can be drilled in the existing fault block, and is included in this report as a 2013 drill well.
- Two wells are located in Lea County, New Mexico.
    - The Uno Mas #1 is a re-entry of the Manzano Apple #1, which was a 1993 completion in the Mississippian zone at around a depth of 13,022 ft. The zone was brought back on production in December 2011.
    - The Kemnitz 17 State #1 was drilled and completed in July and August of 2012. The well is producing from the Cisco formation at a depth of 11,354 ft.
- The Chapman Ranch #7501 is located in Nueces County, Texas. The well was drilled in June to test the Frio formation at 7,030 ft.
- The Morgan lease is located in Martin County, Texas. One Wolfberry test was in progress (drilled but not completed) at year end. A second location is available on 40-acre spacing.

It is estimated that the monthly net cashflow for January 2013 was $24,367. Net production for the month is estimated as 5.5 BOPD and 112 MCFD.

Data

Data furnished or available for this analysis included well drilling reports, logs, test data, operating costs, and revenue statements. Production data was obtained from the Texas Railroad Commission records and was supplemented by the Operators as needed. Monthly prices received for the gas and oil produced were obtained from check summaries and from the State of Texas tax records as reported by DrillingInfo.com, a commercial oil and gas information service.

The properties evaluated are listed on the attached Exhibit A. No attempt was made as part of this evaluation to verify ownership of the interests through detailed title work. The interests are accepted as presented by Victory. Victory has confirmed they expect to receive revenue and pay costs based on the interests provided and shown on Exhibit A.

Assumptions and Methodology

All estimated reserves contained in this report are expressed as gross and net reserves on all properties. Net reserves represent those reserves attributable to the appraised interest. Values for reserves are expressed in terms of future net revenue and present worth of future net revenue. Future net revenue is defined as revenue accruing to the appraised interests from production and sale of the estimated net reserves after deducting production taxes and operating expenses. Present worth (PW) is defined as the future net revenue discounted at a set discount rate compounded daily. All values are calculated as of January 1, 2013.

No plugging costs or salvage values were considered in this evaluation, nor was any consideration given to Federal income tax.

The properties evaluated for this analysis have proved developed reserves (PDP) and proved undeveloped reserves (PUD) as defined by the Society of Petroleum Engineers. The reserve guidelines as published by the SPE in March 1997 (attached) are being used for this analysis.

Production forecasts were made using methods appropriate for the individual property.

- For the Adams wells in Crockett County the future production rates were estimated using decline curve analysis in conjunction with a review of offset production. A "type curve" was developed using all wells drilled by FIML, an active operator in the Adams-Baggett Field, during 2006 and 2007. Decline curve analysis fit the estimated curve shape to the existing production rates for each well to forecast the well's future production.
- Forecasts for the four wells drilled by Clear Water were based on analogy to offset wells. Decline curve shapes based on the analogy wells were fit to the existing production for the new wells.
- The University 6-#1 & 6#2 are believed to have a water drive. The Operator has restricted the production to avoid excess water production. For this analysis the reserves were estimated using volumetric analysis. A forecast was then constructed honoring the Operator's production rate and recovering the estimated reserves in a reasonable time period. The estimate for the University 6#3 undeveloped well was set equal to the two producing wells.
- The Uno Mas well forecast was estimated using decline curve analysis of the existing production.
- Forecast for the two Morgan wells were based on the immediately offsetting Wolfberry production
- The Kemnitz well is forecast to begin at the currently reported rate and decline at 15% per year.
- The Chapman Ranch well is currently shut-in and the operator is considering a potential workover.

The resulting forecasts are shown on the attached production plots.

Cash flow for the individual well cases were calculated until the monthly cash flow becomes negative; i.e., costs exceed revenue and the well is not economic. The individual cases were summed to produce the total value.

Using SEC guidelines in place for 2012, the gas and oil prices for this analysis were set at the average price received on the "first-day-of-the-month" for 2012, adjusted for appropriate differentials. The "benchmark" prices are $94.71 per barrel and $2.76 per MMBTU, as estimated by Ryder Scott. For each well, or case, the actual monthly prices received during 2012 were compared to the prices used in the calculation of the benchmark. For each well differentials to the benchmark were estimated. These differentials were applied to the 2012 benchmark price and the resulting value was used for the future cashflow estimates. The resulting pricing is shown on Exhibit B. All prices were held constant per SEC guidelines.

Actual 2011 lease operating costs (LOE) for the properties were furnished for this review. Per SEC guidelines the operating costs are held constant for the life of the wells. Values used are shown on Exhibit B.

Well cost for the three PUD wells were based on estimates (AFE's) provided by the operators for the Morgan #1 and the University 6#2.

Results

The total proven value and reserves for the twenty-one wells are summarized above. Expanding on the summary, the estimated value and reserves over the life of the wells are:

	PDP	PUD	Total
Net Oil, MBO	13.6	10.7	24.3
Net Gas, MMCF	674.2	5.3	679.4
Net Revenue, $	$4,221,680	$946,160	$5,167,850
Expenses, $	$1,091,680	$92,410	$1,184,080
Net Investment, $	0	$184,280	$184,280
Taxes, $	$ 389,260	$67,610	$456,870
Net Income, $	$2,740,740	$601,870	$3,342,610
Present Worth Profile			
Disc 10%, $	$1,425,730	$319,580	$1,745,320
Disc 12%, $	$1,305,350	$285,170	$1,590,520
Disc 15%, $	$1,159,860	$241,380	$1,401,240

Detailed cashflow sheets are attached, including summary analysis of the total reserves and individual well analysis. A listing of the reserves, costs, and value for each well, a one-liner, is also attached.

Qualifications

The value estimated in this report is based on the assumption that the properties are not adversely affected by the existence of any hazardous substances or detrimental environmental conditions. No field inspection was made of the properties as part of this review.

This study was performed using industry-accepted principles of engineering and evaluation that are predicated on established scientific concepts. However, the application of such principles involves extensive judgment and assumptions and is subject to changes in performance data, technical knowledge, economic conditions and statutory provisions. Consequently, reserve estimates and future value are furnished with the understanding that actual performance of the wells could vary from that predicted.

Sincerely,
❖**Cambrian** MANAGEMENT, LTD.

J A Nicholson

James. A. Nicholson, PE
Senior Reservoir Engineer
P.E. # 81351

Cambrian Management, LTD
F-5345

Attachments

1. Exhibit A, Lease Ownership

2. Exhibit B, Pricing and Operating Costs

3. SPE Definitions

3. Summary Economics

   - Discounted Cashflow, Total Proved
   - Discounted Cashflow, Total Proved Producing
   - Discounted Cashflow, Total Proved Undeveloped
   - Detailed One-liner

4. Individual Well Economics

5. Individual Well Production Forecasts

Victory Energy Corporation
Lease Ownership
Exhibit A

Operator	Well Name	State	County	API #	Working Interest	Revenue Interest	Lease NRI	Beg Prod Date
CAMBRIAN MANAGEMENT, LTD.								
	ADAMS '115' 8	TX	CROCKETT	42-105-40632	1.00000	0.74000	0.74000	9/ 1/2008
	ADAMS '127' 11	TX	CROCKETT	42-105-40252	1.00000	0.74000	0.74000	4/ 1/2007
	ADAMS '127' 12	TX	CROCKETT	42-105-40230	1.00000	0.74000	0.74000	4/ 1/2007
	ADAMS '127' 13	TX	CROCKETT	42-105-40291	1.00000	0.74000	0.74000	8/ 1/2007
	ADAMS '127' 14	TX	CROCKETT	42-105-40231	1.00000	0.74000	0.74000	10/ 1/2007
	ADAMS '127' 15	TX	CROCKETT	42-105-40232	0.50000	0.37000	0.74000	12/ 1/2007
	ADAMS 155 2	TX	CROCKETT	42-105-40460	0.50000	0.37000	0.74000	12/ 1/2007
	ADAMS 166 8	TX	CROCKETT	42-105-40543	1.00000	0.74000	0.74000	5/ 1/2008
	ADAMS 166 9	TX	CROCKETT	42-105-40547	1.00000	0.74000	0.74000	5/ 1/2008
CLEAR WATER INC.								
	HAMLIN 26 1	TX	HOWARD	42-227-36537	0.01500	0.01200	0.80000	3/ 1/2011
	HAMLIN 26 2	TX	HOWARD	42-227-36758	0.01500	0.01200	0.80000	12/1/2011
	SAGE 1	TX	HOWARD	42-227-36634	0.01500	0.01200	0.80000	9/ 1/2011
	HAMLIN '24' 1	TX						
V-F PETROLEUM								
	UNIVERSITY 6	TX	PECOS		0.05000	0.03750	0.75000	7/ 9/2011
	UNO MAS 1	NM	LEA	30-025-26593	0.10000	0.07500	0.75000	12/1/2011
	MORGAN	TX	MARTIN		0.03000	0.02250	0.75000	
MOHICAN OPERATING, L.L.C.								
	CHAPMAN RANCH 7501	TX	NUECES	42-355-34058	0.05000	0.03700	0.74000	9/1/2012
NEARBURG PRODUCING CO								
	KENMITZ 17 STATE	NM	LEA	30-025-40575	0.03000	0.02344	0.78125	8/1/2012

Victory Energy Corporation
Pricing and Operating Costs
Exhibit B

Operator	Case Name	Rsv Class & Category	Well Operating Cost, $/well/mo.	Well Count	Gas Price, $/MCF	Oil Price, $/Bbl
CAMBRIAN MANAGEMENT, LTD.						
	ADAMS 166 #9	Proved Producing	$315.00	1	$4.65	$94.71
	ADAMS 166 #8	Proved Producing	$315.00	1	$4.65	$94.71
	ADAMS 155 #2	Proved Producing	$315.00	1	$4.65	$94.71
	ADAMS '127' #15	Proved Producing	$315.00	1	$4.55	$94.71
	ADAMS '127' #14	Proved Producing	$315.00	1	$4.55	$94.71
	ADAMS '127' #13	Proved Producing	$315.00	1	$4.55	$94.71
	ADAMS '127' #12	Proved Producing	$315.00	1	$4.55	$94.71
	ADAMS '127' #11	Proved Producing	$315.00	1	$4.55	$94.71
	ADAMS '115' #8	Proved Producing	$315.00	1	$4.35	$94.71
CLEAR WATER INC.						
	SAGE 1	Proved Producing	$7,294.00	1	$4.20	$89.78
	HAMLIN 26 (1 & 2)	Proved Producing	$4,315.00	2	$5.12	$89.78
	HAMLIN '24' 1	Proved Producing	$1,462.00	1	$5.14	$89.78
NEARBURG PRODUCING CO						
	KENMITZ 17 STATE 001	Proved Producing	$2,850.00	1	$4.81	$92.60
V-F PETROLEUM INC						
	UNO MAS 1	Proved Producing	$2,847.00	1	$3.72	$90.37
	UNIVERSITY 6 (#1&#2)	Proved Producing	$1,223.00	2	$2.76	$86.19
	MORGAN #2	Proved Undeveloped	$3,500.00	1	$2.81	$88.49
	MORGAN #1	Proved Undeveloped	$3,500.00	1	$2.81	$88.49
	UNIVERSITY 6#3	Proved Undeveloped	$1,223.00	1	$2.76	$86.19
MOHICAN OPERATING, L.L.C.						
	CHAPMAN RANCH 7501	Proved Shut-In	$3,500.00	1	$2.76	$94.71

SPE Definitions

Petroleum Reserves Definitions

Reserves derived under these definitions rely on the integrity, skill, and judgment of the evaluator and are affected by the geological complexity, stage of development, degree of depletion of the reservoirs, and amount of available data. Use of these definitions should sharpen the distinction between the various classifications and provide more consistent reserves reporting.

Definitions

Reserves are those quantities of petroleum which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of the Society of Petroleum Engineers (SPE) and World Petroleum Council (WPC, formerly World Petroleum Congresses) in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such terms. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probabilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

Proved Reserves

Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include relevant historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undrilled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and, (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the response provides support for the analysis on which the project is based and (2) it is reasonably certain the project will proceed.

Unproved Reserves

Unproved reserves are based on geologic and/or engineering data similar to that used in estimates of proved reserves; but technical, contractual, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

Probable Reserves

Probable reserves are those unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable. In this context, when probabilistic methods are used,

there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal step-out drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future workover, treatment, re-treatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

Possible Reserves

Possible reserves are those unproved reserves which analysis of geological and engineering data suggests are less likely to be recoverable than probable reserves. In this context, when probabilistic methods are used, there should be at least a 10% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable plus possible reserves.

In general, possible reserves may include (1) reserves which, based on geological interpretations, could possibly exist beyond areas classified as probable, (2) reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates, (3) incremental reserves attributed to infill drilling that are subject to technical uncertainty, (4) reserves attributed to improved recovery methods when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics are such that a reasonable doubt exists that the project will be commercial, and (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and geological interpretation indicates the subject area is structurally lower than the proved area.

Reserve Status Categories

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: Developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be sub-categorized as producing or non-producing.

Producing: Reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Non-producing: Reserves subcategorized as non-producing include shut-in and behind-pipe reserves. Shut-in reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future recompletion prior to the start of production.

Undeveloped Reserves: Undeveloped reserves are expected to be recovered: (1) from new wells on undrilled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the Board of Directors, Society of Petroleum Engineers (SPE) Inc., and the Executive Board, World Petroleum Council (WPC), March 1997

Summary Economics

Date : 01/31/2013 2:20:18PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : GRAND TOTAL CASE

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 72.90
Cum Gas (MMcf) : 765.65

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	91.37	153.21	2.79	39.86	86.96	4.47	242.89	178.20	0.00
2014	103.34	128.82	3.35	36.07	86.72	4.48	290.37	161.58	0.00
2015	92.86	101.40	3.11	32.80	86.56	4.50	269.26	147.58	0.00
2016	88.73	86.43	3.02	30.42	86.48	4.51	261.08	137.19	0.00
2017	85.58	75.45	2.95	28.52	86.44	4.51	255.39	128.67	0.00
2018	65.51	65.11	2.25	26.96	86.46	4.51	194.23	121.67	0.00
2019	39.90	58.94	1.31	25.63	86.56	4.51	113.49	115.68	0.00
2020	28.37	55.79	0.89	24.58	86.68	4.51	77.49	110.97	0.00
2021	22.08	52.83	0.67	23.53	86.79	4.52	58.26	106.24	0.00
2022	18.21	50.37	0.54	22.65	86.89	4.52	46.66	102.29	0.00
2023	15.56	48.18	0.45	21.87	86.97	4.52	38.88	98.75	0.00
2024	13.65	46.32	0.38	21.21	87.04	4.52	33.39	95.78	0.00
2025	12.11	44.36	0.33	20.48	87.11	4.52	29.11	92.50	0.00
2026	10.91	42.63	0.30	19.85	87.16	4.52	25.82	89.63	0.00
2027	9.91	40.98	0.27	19.23	87.21	4.52	23.15	86.86	0.00
Rem	63.59	520.05	1.68	285.75	87.42	4.51	146.94	1,287.84	0.00
Total	**761.68**	**1,570.87**	**24.29**	**679.41**	**86.71**	**4.51**	**2,106.41**	**3,061.44**	**0.00**
Ult	**834.59**	**2,336.52**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	20.00	24.73	10.80	184.28	0.00	40.93	0.00	0.00	160.35	152.66
2014	20.00	25.61	11.49	0.00	0.00	42.53	0.00	0.00	372.31	473.57
2015	20.00	23.53	10.53	0.00	0.00	40.86	0.00	0.00	341.93	740.12
2016	19.00	22.33	10.00	0.00	0.00	39.12	0.00	0.00	326.82	970.60
2017	19.00	21.43	9.64	0.00	0.00	38.59	0.00	0.00	314.40	1,171.19
2018	18.00	18.08	7.92	0.00	0.00	37.62	0.00	0.00	252.28	1,317.30
2019	17.00	13.90	5.73	0.00	0.00	36.78	0.00	0.00	172.77	1,407.75
2020	17.00	11.89	4.71	0.00	0.00	36.78	0.00	0.00	135.09	1,471.70
2021	17.00	10.65	4.11	0.00	0.00	36.78	0.00	0.00	112.96	1,520.05
2022	17.00	9.82	3.72	0.00	0.00	36.78	0.00	0.00	98.63	1,558.25
2023	17.00	9.19	3.44	0.00	0.00	36.78	0.00	0.00	88.21	1,589.16
2024	17.00	8.72	3.23	0.00	0.00	36.78	0.00	0.00	80.45	1,614.66
2025	17.00	8.28	3.04	0.00	0.00	36.78	0.00	0.00	73.52	1,635.74
2026	17.00	7.91	2.89	0.00	0.00	36.78	0.00	0.00	67.87	1,653.35
2027	17.00	7.58	2.75	0.00	0.00	36.78	0.00	0.00	62.91	1,668.12
Rem.		103.35	35.87	0.00	0.00	613.43	0.00	0.00	682.13	77.20
Total		**326.99**	**129.88**	**184.28**	**0.00**	**1,184.08**	**0.00**	**0.00**	**3,342.61**	**1,745.32**

Disc. Initial Invest. (M$) :	174.48
ROInvestment (disc/undisc) :	11.00 / 19.14
Years to Payout :	0.57
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	**5.00% :**	**2,297.08**
PW	**8.00% :**	**1,931.66**
PW	**10.00% :**	**1,745.32**
PW	**12.00% :**	**1,590.52**
PW	**15.00% :**	**1,401.24**
PW	**20.00% :**	**1,163.11**

Date : 01/31/2013 2:20:18PM

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 72.72
Cum Gas (MMcf) : 765.65

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	58.25	114.81	1.95	38.99	86.58	4.51	169.20	175.78	0.00
2014	56.01	96.57	1.91	35.35	86.50	4.51	165.40	159.54	0.00
2015	54.53	81.96	1.88	32.37	86.43	4.52	162.23	146.35	0.00
2016	53.65	71.71	1.86	30.09	86.37	4.53	160.49	136.26	0.00
2017	52.48	63.41	1.84	28.25	86.35	4.53	158.84	127.91	0.00
2018	35.51	54.80	1.23	26.72	86.37	4.53	106.21	121.02	0.00
2019	19.78	49.85	0.65	25.42	86.43	4.53	56.34	115.11	0.00
2020	13.73	47.61	0.43	24.40	86.52	4.53	37.28	110.45	0.00
2021	10.51	45.40	0.32	23.36	86.62	4.53	27.30	105.77	0.00
2022	8.55	43.52	0.25	22.50	86.70	4.53	21.38	101.86	0.00
2023	7.22	41.82	0.20	21.72	86.78	4.53	17.47	98.35	0.00
2024	6.27	40.36	0.17	21.08	86.85	4.53	14.73	95.41	0.00
2025	5.51	38.78	0.15	20.36	86.91	4.53	12.63	92.15	0.00
2026	4.93	37.38	0.13	19.73	86.96	4.53	11.04	89.29	0.00
2027	4.45	36.05	0.11	19.12	87.01	4.53	9.78	86.55	0.00
Rem	19.26	472.79	0.51	284.69	86.88	4.51	44.71	1,284.85	0.00
Total	**410.62**	**1,336.82**	**13.59**	**674.15**	**86.49**	**4.52**	**1,175.03**	**3,046.66**	**0.00**
Ult	**483.34**	**2,102.47**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	17.00	21.16	8.90	0.00	0.00	39.28	0.00	0.00	275.65	262.46
2014	17.00	19.71	8.32	0.00	0.00	39.28	0.00	0.00	257.63	484.40
2015	17.00	18.52	7.82	0.00	0.00	37.60	0.00	0.00	244.65	675.10
2016	16.00	17.64	7.46	0.00	0.00	35.86	0.00	0.00	235.79	841.37
2017	16.00	16.93	7.20	0.00	0.00	35.34	0.00	0.00	227.27	986.37
2018	15.00	13.98	5.71	0.00	0.00	34.37	0.00	0.00	173.18	1,086.71
2019	14.00	11.22	4.29	0.00	0.00	33.52	0.00	0.00	122.41	1,150.77
2020	14.00	10.00	3.69	0.00	0.00	33.52	0.00	0.00	100.51	1,198.33
2021	14.00	9.19	3.33	0.00	0.00	33.52	0.00	0.00	87.03	1,235.58
2022	14.00	8.62	3.08	0.00	0.00	33.52	0.00	0.00	78.02	1,265.79
2023	14.00	8.18	2.90	0.00	0.00	33.52	0.00	0.00	71.21	1,290.73
2024	14.00	7.83	2.75	0.00	0.00	33.52	0.00	0.00	66.03	1,311.66
2025	14.00	7.49	2.62	0.00	0.00	33.52	0.00	0.00	61.14	1,329.19
2026	14.00	7.20	2.51	0.00	0.00	33.52	0.00	0.00	57.10	1,344.01
2027	14.00	6.94	2.41	0.00	0.00	33.52	0.00	0.00	53.46	1,356.56
Rem.		98.42	33.24	0.00	0.00	568.23	0.00	0.00	629.67	69.18
Total		**283.04**	**106.22**	**0.00**	**0.00**	**1,091.68**	**0.00**	**0.00**	**2,740.74**	**1,425.73**

Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	1,865.75
PW	8.00% :	1,572.43
PW	10.00% :	1,425.73
PW	12.00% :	1,305.35
PW	15.00% :	1,159.86
PW	20.00% :	979.09

Date : 01/31/2013 2:20:18PM

ECONOMIC SUMMARY PROJECTION

Proved Undeveloped Rsv Class & Category

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	33.12	38.39	0.84	0.86	87.85	2.81	73.69	2.42	0.00
2014	47.33	32.25	1.44	0.73	87.01	2.81	124.97	2.04	0.00
2015	38.34	19.44	1.23	0.44	86.76	2.81	107.03	1.23	0.00
2016	35.08	14.72	1.16	0.33	86.65	2.81	100.60	0.93	0.00
2017	33.11	12.04	1.12	0.27	86.58	2.81	96.55	0.76	0.00
2018	30.00	10.31	1.02	0.23	86.56	2.81	88.02	0.65	0.00
2019	20.12	9.09	0.66	0.20	86.69	2.81	57.15	0.57	0.00
2020	14.64	8.18	0.46	0.18	86.83	2.81	40.22	0.52	0.00
2021	11.57	7.43	0.36	0.17	86.95	2.81	30.95	0.47	0.00
2022	9.66	6.85	0.29	0.15	87.05	2.81	25.28	0.43	0.00
2023	8.33	6.36	0.25	0.14	87.13	2.81	21.41	0.40	0.00
2024	7.38	5.96	0.21	0.13	87.20	2.81	18.66	0.38	0.00
2025	6.60	5.58	0.19	0.13	87.26	2.81	16.48	0.35	0.00
2026	5.98	5.25	0.17	0.12	87.32	2.81	14.78	0.33	0.00
2027	5.46	4.94	0.15	0.11	87.36	2.81	13.38	0.31	0.00
Rem	44.33	47.26	1.17	1.06	87.66	2.81	102.23	2.98	0.00
Total	**351.06**	**234.05**	**10.71**	**5.27**	**86.98**	**2.81**	**931.38**	**14.78**	**0.00**
Ult	**351.06**	**234.05**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	3.00	3.57	1.90	184.28	0.00	1.65	0.00	0.00	-115.29	-109.80
2014	3.00	5.90	3.18	0.00	0.00	3.25	0.00	0.00	114.67	-10.84
2015	3.00	5.02	2.71	0.00	0.00	3.25	0.00	0.00	97.28	65.02
2016	3.00	4.70	2.54	0.00	0.00	3.25	0.00	0.00	91.04	129.23
2017	3.00	4.50	2.43	0.00	0.00	3.25	0.00	0.00	87.13	184.82
2018	3.00	4.10	2.22	0.00	0.00	3.25	0.00	0.00	79.10	230.59
2019	3.00	2.67	1.44	0.00	0.00	3.25	0.00	0.00	50.35	256.98
2020	3.00	1.89	1.02	0.00	0.00	3.25	0.00	0.00	34.57	273.36
2021	3.00	1.46	0.79	0.00	0.00	3.25	0.00	0.00	25.92	284.47
2022	3.00	1.20	0.64	0.00	0.00	3.25	0.00	0.00	20.62	292.46
2023	3.00	1.02	0.55	0.00	0.00	3.25	0.00	0.00	17.00	298.42
2024	3.00	0.89	0.48	0.00	0.00	3.25	0.00	0.00	14.42	303.00
2025	3.00	0.78	0.42	0.00	0.00	3.25	0.00	0.00	12.37	306.55
2026	3.00	0.70	0.38	0.00	0.00	3.25	0.00	0.00	10.77	309.34
2027	3.00	0.64	0.34	0.00	0.00	3.25	0.00	0.00	9.45	311.56
Rem.		4.93	2.63	0.00	0.00	45.20	0.00	0.00	52.46	8.02
Total		**43.95**	**23.65**	**184.28**	**0.00**	**92.41**	**0.00**	**0.00**	**601.87**	**319.58**

Disc. Initial Invest. (M$) :	174.48
ROInvestment (disc/undisc) :	2.83 / 4.27
Years to Payout :	2.01
Internal ROR (%) :	63.70

Present Worth Profile (M$)

PW	5.00% :	431.32
PW	8.00% :	359.24
PW	10.00% :	319.58
PW	12.00% :	285.17
PW	15.00% :	241.38
PW	20.00% :	184.03

1/31/2013 2:18:18PM

Economic One-Liners

As of Date: 1/1/2013

Project Name : Victory Reserves
Ownership Group : 2012 INTERESTS (12/31/2012)

Lease Name *Risked* / UnRisked	Gross Reserves Oil (Mbbl)	Gross Reserves Gas (MMcf)	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. 10% (M$)
Grand Total	**761.68**	**1,570.87**	**24.29**	**679.41**	**2,106.41**	**3,061.44**	**0.00**	**1,640.95**	**184.28**	**3,342.61**	**1,745.32**
Proved Producing Rsv Class & Category	**410.62**	**1,336.82**	**13.59**	**674.15**	**1,175.03**	**3,046.66**	**0.00**	**1,480.94**	**0.00**	**2,740.74**	**1,425.73**
Proved Producing Rsv Class & Category CAMBRIAN MANAGEMENT, LTD. Operator											
ADAMS '115' #8 - 8	0.00	195.05	0.00	144.34	0.00	627.82	0.00	207.04	0.00	420.79	162.76
ADAMS '127' #11 - 11	0.00	136.44	0.00	100.97	0.00	459.53	0.00	192.13	0.00	267.40	107.45
ADAMS '127' #12 - 12	0.00	172.16	0.00	127.40	0.00	579.83	0.00	204.98	0.00	374.85	144.55
ADAMS '127' #13 - 13	0.00	90.09	0.00	66.67	0.00	303.42	0.00	167.76	0.00	135.66	66.45
ADAMS '127' #14 - 14	0.00	85.17	0.00	63.03	0.00	286.85	0.00	165.64	0.00	121.20	56.37
ADAMS '127' #15 - 15	0.00	221.43	0.00	81.93	0.00	372.88	0.00	110.42	0.00	262.46	98.34
ADAMS 155 #2 - 2	0.00	70.89	0.00	26.23	0.00	121.84	0.00	73.12	0.00	48.72	24.78
ADAMS 166 #8 - 8	0.00	29.98	0.00	22.19	0.00	103.12	0.00	72.47	0.00	30.65	20.85
ADAMS 166 #9 - 9	0.00	48.61	0.00	35.97	0.00	167.10	0.00	111.46	0.00	55.64	31.66
Proved Producing Rsv Class & Category CLEAR WATER INC. Operator											
HAMLIN '24' 1 - 1	7.18	18.07	0.09	0.22	7.73	1.11	0.00	5.21	0.00	3.64	2.33
HAMLIN 26 (1 & 2) - 1	57.18	171.44	0.69	2.06	61.61	10.53	0.00	36.28	0.00	35.85	23.31
SAGE 1 - 1	6.30	46.37	0.08	0.56	6.79	2.33	0.00	6.75	0.00	2.37	2.10
Proved Producing Rsv Class & Category NEARBURG PRODUCING CO Operator											
KENMITZ 17 STATE 001 - 0(	4.00	23.94	0.09	0.56	8.68	2.70	0.00	7.38	0.00	4.00	3.37
Proved Producing Rsv Class & Category V-F PETROLEUM INC Operator											
UNIVERSITY 6 (#1&#2) - 1	334.74	0.00	12.55	0.00	1,081.98	0.00	0.00	109.71	0.00	972.27	676.52
UNO MAS 1 - 1	1.22	27.17	0.09	2.04	8.24	7.58	0.00	10.57	0.00	5.25	4.89
Proved Shut-In Rsv Class & Category MOHICAN OPERATING, L.L.C. Operator											
CHAPMAN RANCH 7501 - 7	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Proved Undeveloped Rsv Class & Category	**351.06**	**234.05**	**10.71**	**5.27**	**931.38**	**14.78**	**0.00**	**160.01**	**184.28**	**601.87**	**319.58**
Proved Undeveloped Rsv Class & Category V-F PETROLEUM INC Operator											
MORGAN #1	81.92	117.02	1.84	2.63	163.10	7.39	0.00	49.91	27.00	93.58	53.53
MORGAN #2	81.92	117.02	1.84	2.63	163.10	7.39	0.00	49.89	69.63	50.97	10.04
UNIVERSITY 6#3	187.23	0.00	7.02	0.00	605.18	0.00	0.00	60.21	87.65	457.32	256.01

Individual Well Economics

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Case : ADAMS '115' #8 - 8
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **76.84**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	10.33	0.00	7.64	0.00	4.35	0.00	33.25	0.00
2014	0.00	9.47	0.00	7.01	0.00	4.35	0.00	30.48	0.00
2015	0.00	8.79	0.00	6.51	0.00	4.35	0.00	28.30	0.00
2016	0.00	8.27	0.00	6.12	0.00	4.35	0.00	26.61	0.00
2017	0.00	7.79	0.00	5.76	0.00	4.35	0.00	25.06	0.00
2018	0.00	7.40	0.00	5.47	0.00	4.35	0.00	23.81	0.00
2019	0.00	7.06	0.00	5.22	0.00	4.35	0.00	22.73	0.00
2020	0.00	6.79	0.00	5.02	0.00	4.35	0.00	21.84	0.00
2021	0.00	6.51	0.00	4.81	0.00	4.35	0.00	20.94	0.00
2022	0.00	6.27	0.00	4.64	0.00	4.35	0.00	20.20	0.00
2023	0.00	6.07	0.00	4.49	0.00	4.35	0.00	19.52	0.00
2024	0.00	5.89	0.00	4.36	0.00	4.35	0.00	18.97	0.00
2025	0.00	5.70	0.00	4.22	0.00	4.35	0.00	18.34	0.00
2026	0.00	5.53	0.00	4.09	0.00	4.35	0.00	17.79	0.00
2027	0.00	5.36	0.00	3.97	0.00	4.35	0.00	17.26	0.00
Rem	0.00	87.84	0.00	65.00	0.00	4.35	0.00	282.73	0.00
Total	**0.00**	**195.05**	**0.00**	**144.34**	**0.00**	**4.35**	**0.00**	**627.82**	**0.00**
Ult	**0.00**	**271.89**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	2.49	0.83	0.00	0.00	3.78	0.00	0.00	26.14	24.90
2014	1.00	2.29	0.76	0.00	0.00	3.78	0.00	0.00	23.65	45.28
2015	1.00	2.12	0.71	0.00	0.00	3.78	0.00	0.00	21.69	62.19
2016	1.00	2.00	0.67	0.00	0.00	3.78	0.00	0.00	20.16	76.41
2017	1.00	1.88	0.63	0.00	0.00	3.78	0.00	0.00	18.77	88.40
2018	1.00	1.79	0.60	0.00	0.00	3.78	0.00	0.00	17.65	98.59
2019	1.00	1.70	0.57	0.00	0.00	3.78	0.00	0.00	16.67	107.30
2020	1.00	1.64	0.55	0.00	0.00	3.78	0.00	0.00	15.88	114.80
2021	1.00	1.57	0.52	0.00	0.00	3.78	0.00	0.00	15.07	121.25
2022	1.00	1.51	0.50	0.00	0.00	3.78	0.00	0.00	14.40	126.82
2023	1.00	1.46	0.49	0.00	0.00	3.78	0.00	0.00	13.79	131.65
2024	1.00	1.42	0.47	0.00	0.00	3.78	0.00	0.00	13.29	135.86
2025	1.00	1.38	0.46	0.00	0.00	3.78	0.00	0.00	12.73	139.51
2026	1.00	1.33	0.44	0.00	0.00	3.78	0.00	0.00	12.24	142.69
2027	1.00	1.29	0.43	0.00	0.00	3.78	0.00	0.00	11.76	145.44
Rem.		21.20	7.07	0.00	0.00	87.55	0.00	0.00	166.90	17.31
Total		**47.09**	**15.70**	**0.00**	**0.00**	**144.25**	**0.00**	**0.00**	**420.79**	**162.76**

Major Phase : Gas
Perfs : 4436 - 4597
Initial Rate : 904.00 Mcf/month
Abandonment : 217.47 Mcf/month
Initial Decline : 9.94 % year b = 2.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 03/01/2051
Working Int : 1.00000000
Revenue Int : 0.74000000
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	**5.00% :**	**239.57**
PW	**8.00% :**	**186.96**
PW	**10.00% :**	**162.76**
PW	**12.00% :**	**144.07**
PW	**15.00% :**	**122.96**
PW	**20.00% :**	**99.02**

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : ADAMS '127' #11 - 11
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 104.78

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	7.03	0.00	5.20	0.00	4.55	0.00	23.69	0.00
2014	0.00	6.48	0.00	4.80	0.00	4.55	0.00	21.84	0.00
2015	0.00	6.05	0.00	4.47	0.00	4.55	0.00	20.36	0.00
2016	0.00	5.70	0.00	4.22	0.00	4.55	0.00	19.20	0.00
2017	0.00	5.38	0.00	3.98	0.00	4.55	0.00	18.13	0.00
2018	0.00	5.13	0.00	3.79	0.00	4.55	0.00	17.26	0.00
2019	0.00	4.90	0.00	3.63	0.00	4.55	0.00	16.51	0.00
2020	0.00	4.72	0.00	3.49	0.00	4.55	0.00	15.89	0.00
2021	0.00	4.53	0.00	3.35	0.00	4.55	0.00	15.25	0.00
2022	0.00	4.37	0.00	3.24	0.00	4.55	0.00	14.72	0.00
2023	0.00	4.23	0.00	3.13	0.00	4.55	0.00	14.25	0.00
2024	0.00	4.11	0.00	3.04	0.00	4.55	0.00	13.85	0.00
2025	0.00	3.98	0.00	2.94	0.00	4.55	0.00	13.40	0.00
2026	0.00	3.86	0.00	2.86	0.00	4.55	0.00	12.99	0.00
2027	0.00	3.74	0.00	2.77	0.00	4.55	0.00	12.61	0.00
Rem	0.00	62.23	0.00	46.05	0.00	4.55	0.00	209.58	0.00
Total	**0.00**	**136.44**	**0.00**	**100.97**	**0.00**	**4.55**	**0.00**	**459.53**	**0.00**
Ult	**0.00**	**241.22**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	1.78	0.59	0.00	0.00	3.78	0.00	0.00	17.54	16.70
2014	1.00	1.64	0.55	0.00	0.00	3.78	0.00	0.00	15.87	30.38
2015	1.00	1.53	0.51	0.00	0.00	3.78	0.00	0.00	14.55	41.72
2016	1.00	1.44	0.48	0.00	0.00	3.78	0.00	0.00	13.50	51.25
2017	1.00	1.36	0.45	0.00	0.00	3.78	0.00	0.00	12.54	59.25
2018	1.00	1.29	0.43	0.00	0.00	3.78	0.00	0.00	11.76	66.04
2019	1.00	1.24	0.41	0.00	0.00	3.78	0.00	0.00	11.08	71.83
2020	1.00	1.19	0.40	0.00	0.00	3.78	0.00	0.00	10.52	76.80
2021	1.00	1.14	0.38	0.00	0.00	3.78	0.00	0.00	9.95	81.06
2022	1.00	1.10	0.37	0.00	0.00	3.78	0.00	0.00	9.47	84.72
2023	1.00	1.07	0.36	0.00	0.00	3.78	0.00	0.00	9.04	87.89
2024	1.00	1.04	0.35	0.00	0.00	3.78	0.00	0.00	8.68	90.64
2025	1.00	1.00	0.33	0.00	0.00	3.78	0.00	0.00	8.28	93.01
2026	1.00	0.97	0.32	0.00	0.00	3.78	0.00	0.00	7.92	95.07
2027	1.00	0.95	0.32	0.00	0.00	3.78	0.00	0.00	7.56	96.84
Rem.		15.72	5.24	0.00	0.00	89.48	0.00	0.00	99.14	10.61
Total		**34.46**	**11.49**	**0.00**	**0.00**	**146.18**	**0.00**	**0.00**	**267.40**	**107.45**

Major Phase : Gas
Perfs : 4605 - 4790
Initial Rate : 613.31 Mcf/month
Abandonment : 149.43 Mcf/month
Initial Decline : 9.19 % year b = 2.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 09/05/2051
Working Int : 1.00000000
Revenue Int : 0.74000000
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	5.00% :	156.08
PW	8.00% :	122.91
PW	10.00% :	107.45
PW	12.00% :	95.42
PW	15.00% :	81.71
PW	20.00% :	66.03

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : ADAMS '127' #12 - 12
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 107.19

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	8.81	0.00	6.52	0.00	4.55	0.00	29.66	0.00
2014	0.00	8.13	0.00	6.02	0.00	4.55	0.00	27.39	0.00
2015	0.00	7.59	0.00	5.62	0.00	4.55	0.00	25.56	0.00
2016	0.00	7.16	0.00	5.30	0.00	4.55	0.00	24.13	0.00
2017	0.00	6.77	0.00	5.01	0.00	4.55	0.00	22.79	0.00
2018	0.00	6.45	0.00	4.77	0.00	4.55	0.00	21.71	0.00
2019	0.00	6.17	0.00	4.56	0.00	4.55	0.00	20.77	0.00
2020	0.00	5.94	0.00	4.39	0.00	4.55	0.00	19.99	0.00
2021	0.00	5.70	0.00	4.22	0.00	4.55	0.00	19.20	0.00
2022	0.00	5.50	0.00	4.07	0.00	4.55	0.00	18.54	0.00
2023	0.00	5.33	0.00	3.94	0.00	4.55	0.00	17.94	0.00
2024	0.00	5.18	0.00	3.83	0.00	4.55	0.00	17.44	0.00
2025	0.00	5.01	0.00	3.71	0.00	4.55	0.00	16.87	0.00
2026	0.00	4.86	0.00	3.60	0.00	4.55	0.00	16.37	0.00
2027	0.00	4.71	0.00	3.49	0.00	4.55	0.00	15.88	0.00
Rem	0.00	78.86	0.00	58.35	0.00	4.55	0.00	265.58	0.00
Total	**0.00**	**172.16**	**0.00**	**127.40**	**0.00**	**4.55**	**0.00**	**579.83**	**0.00**
Ult	**0.00**	**279.35**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	2.22	0.74	0.00	0.00	3.78	0.00	0.00	22.92	21.83
2014	1.00	2.05	0.68	0.00	0.00	3.78	0.00	0.00	20.87	39.81
2015	1.00	1.92	0.64	0.00	0.00	3.78	0.00	0.00	19.23	54.80
2016	1.00	1.81	0.60	0.00	0.00	3.78	0.00	0.00	17.93	67.44
2017	1.00	1.71	0.57	0.00	0.00	3.78	0.00	0.00	16.73	78.12
2018	1.00	1.63	0.54	0.00	0.00	3.78	0.00	0.00	15.76	87.22
2019	1.00	1.56	0.52	0.00	0.00	3.78	0.00	0.00	14.91	95.02
2020	1.00	1.50	0.50	0.00	0.00	3.78	0.00	0.00	14.21	101.74
2021	1.00	1.44	0.48	0.00	0.00	3.78	0.00	0.00	13.50	107.51
2022	1.00	1.39	0.46	0.00	0.00	3.78	0.00	0.00	12.91	112.50
2023	1.00	1.35	0.45	0.00	0.00	3.78	0.00	0.00	12.37	116.84
2024	1.00	1.31	0.44	0.00	0.00	3.78	0.00	0.00	11.92	120.61
2025	1.00	1.27	0.42	0.00	0.00	3.78	0.00	0.00	11.41	123.88
2026	1.00	1.23	0.41	0.00	0.00	3.78	0.00	0.00	10.95	126.72
2027	1.00	1.19	0.40	0.00	0.00	3.78	0.00	0.00	10.51	129.19
Rem.		19.92	6.64	0.00	0.00	90.30	0.00	0.00	148.72	15.36
Total		**43.49**	**14.50**	**0.00**	**0.00**	**147.00**	**0.00**	**0.00**	**374.85**	**144.55**

Major Phase :	Gas	
Perfs :	4607 - 4818	
Initial Rate :	767.54	Mcf/month
Abandonment :	187.01	Mcf/month
Initial Decline :	9.03	% year b = 2.000
Beg Ratio :	0.000	
End Ratio :	0.000	

Abandonment Date :	11/20/2051
Working Int :	1.00000000
Revenue Int :	0.74000000
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	213.00
PW	8.00% :	166.12
PW	10.00% :	144.55
PW	12.00% :	127.89
PW	15.00% :	109.08
PW	20.00% :	87.74

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : ADAMS '127' #13 - 13
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 87.82

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	5.52	0.00	4.08	0.00	4.55	0.00	18.59	0.00
2014	0.00	4.96	0.00	3.67	0.00	4.55	0.00	16.71	0.00
2015	0.00	4.53	0.00	3.35	0.00	4.55	0.00	15.25	0.00
2016	0.00	4.19	0.00	3.10	0.00	4.55	0.00	14.11	0.00
2017	0.00	3.89	0.00	2.88	0.00	4.55	0.00	13.09	0.00
2018	0.00	3.64	0.00	2.70	0.00	4.55	0.00	12.27	0.00
2019	0.00	3.43	0.00	2.54	0.00	4.55	0.00	11.57	0.00
2020	0.00	3.26	0.00	2.41	0.00	4.55	0.00	10.99	0.00
2021	0.00	3.09	0.00	2.29	0.00	4.55	0.00	10.42	0.00
2022	0.00	2.95	0.00	2.19	0.00	4.55	0.00	9.94	0.00
2023	0.00	2.83	0.00	2.09	0.00	4.55	0.00	9.52	0.00
2024	0.00	2.72	0.00	2.01	0.00	4.55	0.00	9.16	0.00
2025	0.00	2.61	0.00	1.93	0.00	4.55	0.00	8.79	0.00
2026	0.00	2.52	0.00	1.86	0.00	4.55	0.00	8.48	0.00
2027	0.00	2.43	0.00	1.80	0.00	4.55	0.00	8.19	0.00
Rem	0.00	37.51	0.00	27.76	0.00	4.55	0.00	126.33	0.00
Total	**0.00**	**90.09**	**0.00**	**66.67**	**0.00**	**4.55**	**0.00**	**303.42**	**0.00**
Ult	**0.00**	**177.91**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	1.39	0.46	0.00	0.00	3.78	0.00	0.00	12.95	12.34
2014	1.00	1.25	0.42	0.00	0.00	3.78	0.00	0.00	11.26	22.05
2015	1.00	1.14	0.38	0.00	0.00	3.78	0.00	0.00	9.95	29.80
2016	1.00	1.06	0.35	0.00	0.00	3.78	0.00	0.00	8.92	36.09
2017	1.00	0.98	0.33	0.00	0.00	3.78	0.00	0.00	8.00	41.20
2018	1.00	0.92	0.31	0.00	0.00	3.78	0.00	0.00	7.26	45.40
2019	1.00	0.87	0.29	0.00	0.00	3.78	0.00	0.00	6.63	48.86
2020	1.00	0.82	0.27	0.00	0.00	3.78	0.00	0.00	6.11	51.75
2021	1.00	0.78	0.26	0.00	0.00	3.78	0.00	0.00	5.60	54.15
2022	1.00	0.75	0.25	0.00	0.00	3.78	0.00	0.00	5.17	56.15
2023	1.00	0.71	0.24	0.00	0.00	3.78	0.00	0.00	4.79	57.82
2024	1.00	0.69	0.23	0.00	0.00	3.78	0.00	0.00	4.47	59.24
2025	1.00	0.66	0.22	0.00	0.00	3.78	0.00	0.00	4.13	60.43
2026	1.00	0.64	0.21	0.00	0.00	3.78	0.00	0.00	3.85	61.42
2027	1.00	0.61	0.20	0.00	0.00	3.78	0.00	0.00	3.59	62.27
Rem.		9.47	3.16	0.00	0.00	80.72	0.00	0.00	32.98	4.18
Total		**22.76**	**7.59**	**0.00**	**0.00**	**137.42**	**0.00**	**0.00**	**135.66**	**66.45**

Major Phase :	Gas	
Perfs :	4618 - 4819	
Initial Rate :	487.92	Mcf/month
Abandonment :	103.85	Mcf/month
Initial Decline :	11.82	% year b = 1.500
Beg Ratio :	0.000	
End Ratio :	0.000	

Abandonment Date :	05/11/2049
Working Int :	1.00000000
Revenue Int :	0.74000000
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	89.87
PW	8.00% :	74.21
PW	10.00% :	66.45
PW	12.00% :	60.16
PW	15.00% :	52.71
PW	20.00% :	43.76

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : ADAMS '127' #14 - 14
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 65.34

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	4.56	0.00	3.37	0.00	4.55	0.00	15.35	0.00
2014	0.00	4.20	0.00	3.11	0.00	4.55	0.00	14.14	0.00
2015	0.00	3.91	0.00	2.89	0.00	4.55	0.00	13.17	0.00
2016	0.00	3.69	0.00	2.73	0.00	4.55	0.00	12.42	0.00
2017	0.00	3.48	0.00	2.58	0.00	4.55	0.00	11.72	0.00
2018	0.00	3.31	0.00	2.45	0.00	4.55	0.00	11.15	0.00
2019	0.00	3.17	0.00	2.34	0.00	4.55	0.00	10.66	0.00
2020	0.00	3.05	0.00	2.25	0.00	4.55	0.00	10.26	0.00
2021	0.00	2.92	0.00	2.16	0.00	4.55	0.00	9.85	0.00
2022	0.00	2.82	0.00	2.09	0.00	4.55	0.00	9.50	0.00
2023	0.00	2.73	0.00	2.02	0.00	4.55	0.00	9.19	0.00
2024	0.00	2.65	0.00	1.96	0.00	4.55	0.00	8.93	0.00
2025	0.00	2.57	0.00	1.90	0.00	4.55	0.00	8.64	0.00
2026	0.00	2.49	0.00	1.84	0.00	4.55	0.00	8.38	0.00
2027	0.00	2.41	0.00	1.79	0.00	4.55	0.00	8.13	0.00
Rem	0.00	37.21	0.00	27.54	0.00	4.55	0.00	125.34	0.00
Total	**0.00**	**85.17**	**0.00**	**63.03**	**0.00**	**4.55**	**0.00**	**286.85**	**0.00**
Ult	**0.00**	**150.51**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	1.15	0.38	0.00	0.00	3.78	0.00	0.00	10.04	9.56
2014	1.00	1.06	0.35	0.00	0.00	3.78	0.00	0.00	8.95	17.27
2015	1.00	0.99	0.33	0.00	0.00	3.78	0.00	0.00	8.08	23.57
2016	1.00	0.93	0.31	0.00	0.00	3.78	0.00	0.00	7.40	28.78
2017	1.00	0.88	0.29	0.00	0.00	3.78	0.00	0.00	6.77	33.10
2018	1.00	0.84	0.28	0.00	0.00	3.78	0.00	0.00	6.26	36.72
2019	1.00	0.80	0.27	0.00	0.00	3.78	0.00	0.00	5.82	39.76
2020	1.00	0.77	0.26	0.00	0.00	3.78	0.00	0.00	5.45	42.33
2021	1.00	0.74	0.25	0.00	0.00	3.78	0.00	0.00	5.08	44.51
2022	1.00	0.71	0.24	0.00	0.00	3.78	0.00	0.00	4.77	46.35
2023	1.00	0.69	0.23	0.00	0.00	3.78	0.00	0.00	4.49	47.93
2024	1.00	0.67	0.22	0.00	0.00	3.78	0.00	0.00	4.26	49.28
2025	1.00	0.65	0.22	0.00	0.00	3.78	0.00	0.00	4.00	50.42
2026	1.00	0.63	0.21	0.00	0.00	3.78	0.00	0.00	3.77	51.40
2027	1.00	0.61	0.20	0.00	0.00	3.78	0.00	0.00	3.54	52.23
Rem.		9.40	3.13	0.00	0.00	80.26	0.00	0.00	32.54	4.14
Total		**21.51**	**7.17**	**0.00**	**0.00**	**136.96**	**0.00**	**0.00**	**121.20**	**56.37**

Major Phase :	Gas	Abandonment Date :	03/27/2049
Perfs :	4675 - 4869	Working Int :	1.00000000
Initial Rate :	397.80 Mcf/month	Revenue Int :	0.74000000
Abandonment :	103.85 Mcf/month	Disc. Initial Invest. (M$) :	0.00
Initial Decline :	9.33 % year b = 2.000	ROInvestment (disc/undisc) :	0.00 / 0.00
Beg Ratio :	0.000	Years to Payout :	0.00
End Ratio :	0.000	Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	78.00
PW	8.00% :	63.49
PW	10.00% :	56.37
PW	12.00% :	50.66
PW	15.00% :	43.96
PW	20.00% :	36.04

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Case : ADAMS '127' #15 - 15
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 75.42

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	11.29	0.00	4.18	0.00	4.55	0.00	19.01	0.00
2014	0.00	10.44	0.00	3.86	0.00	4.55	0.00	17.58	0.00
2015	0.00	9.76	0.00	3.61	0.00	4.55	0.00	16.43	0.00
2016	0.00	9.22	0.00	3.41	0.00	4.55	0.00	15.52	0.00
2017	0.00	8.71	0.00	3.22	0.00	4.55	0.00	14.67	0.00
2018	0.00	8.30	0.00	3.07	0.00	4.55	0.00	13.99	0.00
2019	0.00	7.95	0.00	2.94	0.00	4.55	0.00	13.39	0.00
2020	0.00	7.66	0.00	2.83	0.00	4.55	0.00	12.89	0.00
2021	0.00	7.35	0.00	2.72	0.00	4.55	0.00	12.38	0.00
2022	0.00	7.10	0.00	2.63	0.00	4.55	0.00	11.96	0.00
2023	0.00	6.88	0.00	2.54	0.00	4.55	0.00	11.58	0.00
2024	0.00	6.69	0.00	2.47	0.00	4.55	0.00	11.26	0.00
2025	0.00	6.47	0.00	2.39	0.00	4.55	0.00	10.89	0.00
2026	0.00	6.27	0.00	2.32	0.00	4.55	0.00	10.57	0.00
2027	0.00	6.09	0.00	2.25	0.00	4.55	0.00	10.25	0.00
Rem	0.00	101.26	0.00	37.47	0.00	4.55	0.00	170.52	0.00
Total	**0.00**	**221.43**	**0.00**	**81.93**	**0.00**	**4.55**	**0.00**	**372.88**	**0.00**
Ult	**0.00**	**296.85**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	1.43	0.48	0.00	0.00	1.89	0.00	0.00	15.22	14.49
2014	1.00	1.32	0.44	0.00	0.00	1.89	0.00	0.00	13.93	26.49
2015	1.00	1.23	0.41	0.00	0.00	1.89	0.00	0.00	12.89	36.55
2016	1.00	1.16	0.39	0.00	0.00	1.89	0.00	0.00	12.08	45.06
2017	1.00	1.10	0.37	0.00	0.00	1.89	0.00	0.00	11.32	52.29
2018	1.00	1.05	0.35	0.00	0.00	1.89	0.00	0.00	10.70	58.46
2019	1.00	1.00	0.33	0.00	0.00	1.89	0.00	0.00	10.16	63.77
2020	1.00	0.97	0.32	0.00	0.00	1.89	0.00	0.00	9.71	68.36
2021	1.00	0.93	0.31	0.00	0.00	1.89	0.00	0.00	9.26	72.32
2022	1.00	0.90	0.30	0.00	0.00	1.89	0.00	0.00	8.88	75.75
2023	1.00	0.87	0.29	0.00	0.00	1.89	0.00	0.00	8.53	78.74
2024	1.00	0.84	0.28	0.00	0.00	1.89	0.00	0.00	8.24	81.35
2025	1.00	0.82	0.27	0.00	0.00	1.89	0.00	0.00	7.91	83.62
2026	1.00	0.79	0.26	0.00	0.00	1.89	0.00	0.00	7.62	85.60
2027	1.00	0.77	0.26	0.00	0.00	1.89	0.00	0.00	7.33	87.32
Rem.		12.79	4.26	0.00	0.00	44.79	0.00	0.00	108.69	11.02
Total		**27.97**	**9.32**	**0.00**	**0.00**	**73.14**	**0.00**	**0.00**	**262.46**	**98.34**

Major Phase : Gas
Perfs : 4673 - 4872
Initial Rate : 982.59 Mcf/month
Abandonment : 242.81 Mcf/month
Initial Decline : 8.82 % year b = 2.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 09/14/2051
Working Int : 0.50000000
Revenue Int : 0.37000000
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	5.00% :	146.47
PW	8.00% :	113.42
PW	10.00% :	98.34
PW	12.00% :	86.76
PW	15.00% :	73.76
PW	20.00% :	59.11

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : ADAMS 155 #2 - 2
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 50.76

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	4.43	0.00	1.64	0.00	4.65	0.00	7.61	0.00
2014	0.00	3.96	0.00	1.47	0.00	4.65	0.00	6.81	0.00
2015	0.00	3.62	0.00	1.34	0.00	4.65	0.00	6.23	0.00
2016	0.00	3.37	0.00	1.25	0.00	4.65	0.00	5.78	0.00
2017	0.00	3.14	0.00	1.16	0.00	4.65	0.00	5.40	0.00
2018	0.00	2.96	0.00	1.10	0.00	4.65	0.00	5.09	0.00
2019	0.00	2.81	0.00	1.04	0.00	4.65	0.00	4.83	0.00
2020	0.00	2.69	0.00	1.00	0.00	4.65	0.00	4.62	0.00
2021	0.00	2.57	0.00	0.95	0.00	4.65	0.00	4.42	0.00
2022	0.00	2.47	0.00	0.91	0.00	4.65	0.00	4.24	0.00
2023	0.00	2.38	0.00	0.88	0.00	4.65	0.00	4.09	0.00
2024	0.00	2.31	0.00	0.85	0.00	4.65	0.00	3.96	0.00
2025	0.00	2.23	0.00	0.82	0.00	4.65	0.00	3.83	0.00
2026	0.00	2.16	0.00	0.80	0.00	4.65	0.00	3.71	0.00
2027	0.00	2.10	0.00	0.78	0.00	4.65	0.00	3.60	0.00
Rem	0.00	27.70	0.00	10.25	0.00	4.65	0.00	47.61	0.00
Total	**0.00**	**70.89**	**0.00**	**26.23**	**0.00**	**4.65**	**0.00**	**121.84**	**0.00**
Ult	0.00	121.65							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.57	0.19	0.00	0.00	1.89	0.00	0.00	4.95	4.72
2014	1.00	0.51	0.17	0.00	0.00	1.89	0.00	0.00	4.24	8.38
2015	1.00	0.47	0.16	0.00	0.00	1.89	0.00	0.00	3.71	11.27
2016	1.00	0.43	0.14	0.00	0.00	1.89	0.00	0.00	3.32	13.61
2017	1.00	0.40	0.13	0.00	0.00	1.89	0.00	0.00	2.97	15.51
2018	1.00	0.38	0.13	0.00	0.00	1.89	0.00	0.00	2.69	17.07
2019	1.00	0.36	0.12	0.00	0.00	1.89	0.00	0.00	2.46	18.35
2020	1.00	0.35	0.12	0.00	0.00	1.89	0.00	0.00	2.27	19.43
2021	1.00	0.33	0.11	0.00	0.00	1.89	0.00	0.00	2.08	20.32
2022	1.00	0.32	0.11	0.00	0.00	1.89	0.00	0.00	1.93	21.06
2023	1.00	0.31	0.10	0.00	0.00	1.89	0.00	0.00	1.79	21.69
2024	1.00	0.30	0.10	0.00	0.00	1.89	0.00	0.00	1.68	22.22
2025	1.00	0.29	0.10	0.00	0.00	1.89	0.00	0.00	1.55	22.67
2026	1.00	0.28	0.09	0.00	0.00	1.89	0.00	0.00	1.45	23.05
2027	1.00	0.27	0.09	0.00	0.00	1.89	0.00	0.00	1.35	23.36
Rem.		3.57	1.19	0.00	0.00	32.58	0.00	0.00	10.26	1.42
Total		**9.14**	**3.05**	**0.00**	**0.00**	**60.93**	**0.00**	**0.00**	**48.72**	**24.78**

Major Phase :	Gas		
Perfs :	4753 - 4968		
Initial Rate :	392.96	Mcf/month	
Abandonment :	101.75	Mcf/month	
Initial Decline :	13.00	% year	b = 2.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	03/30/2045
Working Int :	0.50000000
Revenue Int :	0.37000000
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	33.15
PW	8.00% :	27.59
PW	10.00% :	24.78
PW	12.00% :	22.49
PW	15.00% :	19.75
PW	20.00% :	16.44

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : ADAMS 166 #8 - 8
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 22.58

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	2.97	0.00	2.20	0.00	4.65	0.00	10.22	0.00
2014	0.00	2.67	0.00	1.97	0.00	4.65	0.00	9.17	0.00
2015	0.00	2.43	0.00	1.80	0.00	4.65	0.00	8.36	0.00
2016	0.00	2.25	0.00	1.66	0.00	4.65	0.00	7.73	0.00
2017	0.00	2.08	0.00	1.54	0.00	4.65	0.00	7.17	0.00
2018	0.00	1.95	0.00	1.44	0.00	4.65	0.00	6.71	0.00
2019	0.00	1.84	0.00	1.36	0.00	4.65	0.00	6.32	0.00
2020	0.00	1.75	0.00	1.29	0.00	4.65	0.00	6.00	0.00
2021	0.00	1.65	0.00	1.22	0.00	4.65	0.00	5.69	0.00
2022	0.00	1.58	0.00	1.17	0.00	4.65	0.00	5.43	0.00
2023	0.00	1.51	0.00	1.12	0.00	4.65	0.00	5.20	0.00
2024	0.00	1.45	0.00	1.08	0.00	4.65	0.00	5.00	0.00
2025	0.00	1.39	0.00	1.03	0.00	4.65	0.00	4.80	0.00
2026	0.00	1.34	0.00	1.00	0.00	4.65	0.00	4.63	0.00
2027	0.00	1.30	0.00	0.96	0.00	4.65	0.00	4.47	0.00
Rem	0.00	1.81	0.00	1.34	0.00	4.65	0.00	6.23	0.00
Total	**0.00**	**29.98**	**0.00**	**22.19**	**0.00**	**4.65**	**0.00**	**103.12**	**0.00**
Ult	**0.00**	**52.56**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.77	0.26	0.00	0.00	3.78	0.00	0.00	5.42	5.16
2014	1.00	0.69	0.23	0.00	0.00	3.78	0.00	0.00	4.48	9.02
2015	1.00	0.63	0.21	0.00	0.00	3.78	0.00	0.00	3.74	11.94
2016	1.00	0.58	0.19	0.00	0.00	3.78	0.00	0.00	3.17	14.18
2017	1.00	0.54	0.18	0.00	0.00	3.78	0.00	0.00	2.67	15.89
2018	1.00	0.50	0.17	0.00	0.00	3.78	0.00	0.00	2.26	17.19
2019	1.00	0.47	0.16	0.00	0.00	3.78	0.00	0.00	1.91	18.19
2020	1.00	0.45	0.15	0.00	0.00	3.78	0.00	0.00	1.62	18.96
2021	1.00	0.43	0.14	0.00	0.00	3.78	0.00	0.00	1.34	19.53
2022	1.00	0.41	0.14	0.00	0.00	3.78	0.00	0.00	1.11	19.96
2023	1.00	0.39	0.13	0.00	0.00	3.78	0.00	0.00	0.90	20.28
2024	1.00	0.38	0.13	0.00	0.00	3.78	0.00	0.00	0.72	20.51
2025	1.00	0.36	0.12	0.00	0.00	3.78	0.00	0.00	0.54	20.66
2026	1.00	0.35	0.12	0.00	0.00	3.78	0.00	0.00	0.38	20.76
2027	1.00	0.34	0.11	0.00	0.00	3.78	0.00	0.00	0.24	20.82
Rem.		0.47	0.16	0.00	0.00	5.46	0.00	0.00	0.15	0.03
Total		**7.73**	**2.58**	**0.00**	**0.00**	**62.16**	**0.00**	**0.00**	**30.65**	**20.85**

Major Phase :	Gas		
Perfs :	4874 - 5068		
Initial Rate :	262.92	Mcf/month	
Abandonment :	101.69	Mcf/month	
Initial Decline :	12.02	% year	b = 1.500
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	06/13/2029
Working Int :	1.00000000
Revenue Int :	0.74000000
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	24.94
PW	8.00% :	22.33
PW	10.00% :	20.85
PW	12.00% :	19.53
PW	15.00% :	17.83
PW	20.00% :	15.53

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Case : ADAMS 166 #9 - 9
Reserve Cat. : Proved Producing
Field : ADAMS-BAGGETT RANCH
Operator : CAMBRIAN MANAGEMENT, LTD.
Reservoir : CANYON SD.
Co., State : CROCKETT, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 42.97

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.00	3.41	0.00	2.52	0.00	4.65	0.00	11.71	0.00
2014	0.00	3.09	0.00	2.28	0.00	4.65	0.00	10.61	0.00
2015	0.00	2.84	0.00	2.10	0.00	4.65	0.00	9.77	0.00
2016	0.00	2.65	0.00	1.96	0.00	4.65	0.00	9.12	0.00
2017	0.00	2.49	0.00	1.84	0.00	4.65	0.00	8.55	0.00
2018	0.00	2.35	0.00	1.74	0.00	4.65	0.00	8.09	0.00
2019	0.00	2.24	0.00	1.66	0.00	4.65	0.00	7.70	0.00
2020	0.00	2.15	0.00	1.59	0.00	4.65	0.00	7.38	0.00
2021	0.00	2.05	0.00	1.52	0.00	4.65	0.00	7.06	0.00
2022	0.00	1.98	0.00	1.46	0.00	4.65	0.00	6.80	0.00
2023	0.00	1.91	0.00	1.41	0.00	4.65	0.00	6.56	0.00
2024	0.00	1.85	0.00	1.37	0.00	4.65	0.00	6.36	0.00
2025	0.00	1.79	0.00	1.32	0.00	4.65	0.00	6.15	0.00
2026	0.00	1.74	0.00	1.28	0.00	4.65	0.00	5.97	0.00
2027	0.00	1.68	0.00	1.25	0.00	4.65	0.00	5.79	0.00
Rem	0.00	14.39	0.00	10.65	0.00	4.65	0.00	49.47	0.00
Total	**0.00**	**48.61**	**0.00**	**35.97**	**0.00**	**4.65**	**0.00**	**167.10**	**0.00**
Ult	**0.00**	**91.59**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.88	0.29	0.00	0.00	3.78	0.00	0.00	6.76	6.44
2014	1.00	0.80	0.27	0.00	0.00	3.78	0.00	0.00	5.77	11.42
2015	1.00	0.73	0.24	0.00	0.00	3.78	0.00	0.00	5.01	15.32
2016	1.00	0.68	0.23	0.00	0.00	3.78	0.00	0.00	4.43	18.45
2017	1.00	0.64	0.21	0.00	0.00	3.78	0.00	0.00	3.92	20.95
2018	1.00	0.61	0.20	0.00	0.00	3.78	0.00	0.00	3.50	22.98
2019	1.00	0.58	0.19	0.00	0.00	3.78	0.00	0.00	3.15	24.62
2020	1.00	0.55	0.18	0.00	0.00	3.78	0.00	0.00	2.85	25.98
2021	1.00	0.53	0.18	0.00	0.00	3.78	0.00	0.00	2.58	27.08
2022	1.00	0.51	0.17	0.00	0.00	3.78	0.00	0.00	2.34	27.98
2023	1.00	0.49	0.16	0.00	0.00	3.78	0.00	0.00	2.12	28.73
2024	1.00	0.48	0.16	0.00	0.00	3.78	0.00	0.00	1.95	29.35
2025	1.00	0.46	0.15	0.00	0.00	3.78	0.00	0.00	1.76	29.85
2026	1.00	0.45	0.15	0.00	0.00	3.78	0.00	0.00	1.59	30.26
2027	1.00	0.43	0.14	0.00	0.00	3.78	0.00	0.00	1.43	30.60
Rem.		3.71	1.24	0.00	0.00	38.05	0.00	0.00	6.46	1.07
Total		**12.53**	**4.18**	**0.00**	**0.00**	**94.75**	**0.00**	**0.00**	**55.64**	**31.66**

Major Phase : Gas
Perfs : 4863 - 5054
Initial Rate : 300.49 Mcf/month
Abandonment : 101.76 Mcf/month
Initial Decline : 11.51 % year b = 2.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 01/25/2038
Working Int : 1.00000000
Revenue Int : 0.74000000
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	5.00% :	40.69
PW	8.00% :	34.78
PW	10.00% :	31.66
PW	12.00% :	29.04
PW	15.00% :	25.81
PW	20.00% :	21.76

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : HAMLIN '24' 1 - 1
Reserve Cat. : Proved Producing
Field : SPRABERRY (TREND AREA)
Operator : CLEAR WATER INC.
Reservoir : TREND AREA
Co., State : Howard, TX

Cum Oil (Mbbl) : 9.86
Cum Gas (MMcf) : 23.84

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.68	1.71	0.01	0.02	89.78	5.14	0.73	0.11	0.00
2014	0.62	1.57	0.01	0.02	89.78	5.14	0.67	0.10	0.00
2015	0.58	1.46	0.01	0.02	89.78	5.14	0.62	0.09	0.00
2016	0.54	1.37	0.01	0.02	89.78	5.14	0.58	0.08	0.00
2017	0.51	1.28	0.01	0.02	89.78	5.14	0.55	0.08	0.00
2018	0.48	1.20	0.01	0.01	89.78	5.14	0.51	0.07	0.00
2019	0.45	1.13	0.01	0.01	89.78	5.14	0.48	0.07	0.00
2020	0.42	1.07	0.01	0.01	89.78	5.14	0.46	0.07	0.00
2021	0.40	1.00	0.00	0.01	89.78	5.14	0.43	0.06	0.00
2022	0.37	0.94	0.00	0.01	89.78	5.14	0.40	0.06	0.00
2023	0.35	0.88	0.00	0.01	89.78	5.14	0.38	0.05	0.00
2024	0.33	0.83	0.00	0.01	89.78	5.14	0.36	0.05	0.00
2025	0.31	0.78	0.00	0.01	89.78	5.14	0.33	0.05	0.00
2026	0.29	0.73	0.00	0.01	89.78	5.14	0.31	0.05	0.00
2027	0.27	0.69	0.00	0.01	89.78	5.14	0.29	0.04	0.00
Rem	0.57	1.43	0.01	0.02	89.78	5.14	0.61	0.09	0.00
Total	**7.18**	**18.07**	**0.09**	**0.22**	**89.78**	**5.14**	**7.73**	**1.11**	**0.00**
Ult	**17.03**	**41.91**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.04	0.02	0.00	0.00	0.26	0.00	0.00	0.51	0.49
2014	1.00	0.04	0.02	0.00	0.00	0.26	0.00	0.00	0.45	0.88
2015	1.00	0.04	0.02	0.00	0.00	0.26	0.00	0.00	0.40	1.18
2016	1.00	0.03	0.02	0.00	0.00	0.26	0.00	0.00	0.36	1.44
2017	1.00	0.03	0.02	0.00	0.00	0.26	0.00	0.00	0.32	1.64
2018	1.00	0.03	0.01	0.00	0.00	0.26	0.00	0.00	0.28	1.80
2019	1.00	0.03	0.01	0.00	0.00	0.26	0.00	0.00	0.25	1.93
2020	1.00	0.03	0.01	0.00	0.00	0.26	0.00	0.00	0.22	2.03
2021	1.00	0.02	0.01	0.00	0.00	0.26	0.00	0.00	0.19	2.12
2022	1.00	0.02	0.01	0.00	0.00	0.26	0.00	0.00	0.16	2.18
2023	1.00	0.02	0.01	0.00	0.00	0.26	0.00	0.00	0.14	2.23
2024	1.00	0.02	0.01	0.00	0.00	0.26	0.00	0.00	0.11	2.26
2025	1.00	0.02	0.01	0.00	0.00	0.26	0.00	0.00	0.09	2.29
2026	1.00	0.02	0.01	0.00	0.00	0.26	0.00	0.00	0.07	2.31
2027	1.00	0.02	0.01	0.00	0.00	0.26	0.00	0.00	0.05	2.32
Rem.		0.03	0.02	0.00	0.00	0.60	0.00	0.00	0.05	0.01
Total		**0.44**	**0.22**	**0.00**	**0.00**	**4.55**	**0.00**	**0.00**	**3.64**	**2.33**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 59.52 bbl/month
Abandonment : 19.21 bbl/month
Initial Decline : 9.66 % year b = 1.700
Beg Ratio : 2.512
End Ratio : 2.518

Abandonment Date : 04/14/2030
Working Int : 0.01500000
Revenue Int : 0.01200000
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	5.00% :	2.86
PW	8.00% :	2.52
PW	10.00% :	2.33
PW	12.00% :	2.16
PW	15.00% :	1.95
PW	20.00% :	1.66

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : HAMLIN 26 (1 & 2) - 1
Reserve Cat. : Proved Producing
Field : SPRABERRY (TREND AREA)
Operator : CLEAR WATER INC.
Reservoir : TREND AREA
Co., State : Howard, TX

Cum Oil (Mbbl) : **11.16**
Cum Gas (MMcf) : **55.40**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	6.87	21.07	0.08	0.25	89.78	5.12	7.40	1.29	0.00
2014	5.43	16.44	0.07	0.20	89.78	5.12	5.85	1.01	0.00
2015	4.60	13.83	0.06	0.17	89.78	5.12	4.95	0.85	0.00
2016	4.05	12.13	0.05	0.15	89.78	5.12	4.36	0.75	0.00
2017	3.63	10.85	0.04	0.13	89.78	5.12	3.91	0.67	0.00
2018	3.32	9.90	0.04	0.12	89.78	5.12	3.57	0.61	0.00
2019	3.07	9.15	0.04	0.11	89.78	5.12	3.31	0.56	0.00
2020	2.87	8.56	0.03	0.10	89.78	5.12	3.10	0.53	0.00
2021	2.69	8.01	0.03	0.10	89.78	5.12	2.90	0.49	0.00
2022	2.53	7.53	0.03	0.09	89.78	5.12	2.73	0.46	0.00
2023	2.38	7.08	0.03	0.08	89.78	5.12	2.56	0.43	0.00
2024	2.24	6.67	0.03	0.08	89.78	5.12	2.41	0.41	0.00
2025	2.10	6.25	0.03	0.08	89.78	5.12	2.26	0.38	0.00
2026	1.97	5.88	0.02	0.07	89.78	5.12	2.13	0.36	0.00
2027	1.86	5.53	0.02	0.07	89.78	5.12	2.00	0.34	0.00
Rem	7.58	22.56	0.09	0.27	89.78	5.12	8.16	1.39	0.00
Total	**57.18**	**171.44**	**0.69**	**2.06**	**89.78**	**5.12**	**61.61**	**10.53**	**0.00**
Ult	**68.34**	**226.85**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	2.00	0.44	0.22	0.00	0.00	1.55	0.00	0.00	6.49	6.19
2014	2.00	0.34	0.17	0.00	0.00	1.55	0.00	0.00	4.79	10.33
2015	2.00	0.29	0.14	0.00	0.00	1.55	0.00	0.00	3.81	13.30
2016	2.00	0.26	0.13	0.00	0.00	1.55	0.00	0.00	3.17	15.54
2017	2.00	0.23	0.11	0.00	0.00	1.55	0.00	0.00	2.68	17.25
2018	2.00	0.21	0.10	0.00	0.00	1.55	0.00	0.00	2.31	18.58
2019	2.00	0.19	0.10	0.00	0.00	1.55	0.00	0.00	2.02	19.64
2020	2.00	0.18	0.09	0.00	0.00	1.55	0.00	0.00	1.80	20.49
2021	2.00	0.17	0.08	0.00	0.00	1.55	0.00	0.00	1.58	21.17
2022	2.00	0.16	0.08	0.00	0.00	1.55	0.00	0.00	1.39	21.71
2023	2.00	0.15	0.07	0.00	0.00	1.55	0.00	0.00	1.22	22.14
2024	2.00	0.14	0.07	0.00	0.00	1.55	0.00	0.00	1.06	22.47
2025	2.00	0.13	0.07	0.00	0.00	1.55	0.00	0.00	0.90	22.73
2026	2.00	0.12	0.06	0.00	0.00	1.55	0.00	0.00	0.75	22.92
2027	2.00	0.12	0.06	0.00	0.00	1.55	0.00	0.00	0.61	23.07
Rem.		0.48	0.24	0.00	0.00	7.56	0.00	0.00	1.28	0.24
Total		**3.62**	**1.80**	**0.00**	**0.00**	**30.86**	**0.00**	**0.00**	**35.85**	**23.31**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 666.38 bbl/month
Abandonment : 111.01 bbl/month
Initial Decline : 31.01 % year b = 1.700
Beg Ratio : 3.099
End Ratio : 2.977

Abandonment Date : 11/14/2032
Working Int : 0.01500000
Revenue Int : 0.01200000
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	**5.00% :**	**28.35**
PW	**8.00% :**	**25.10**
PW	**10.00% :**	**23.31**
PW	**12.00% :**	**21.75**
PW	**15.00% :**	**19.77**
PW	**20.00% :**	**17.17**

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : SAGE 1 - 1
Reserve Cat. : Proved Producing
Field : SPRABERRY (TREND AREA)
Operator : CLEAR WATER INC.
Reservoir : TREND AREA
Co., State : Howard, TX

Cum Oil (Mbbl) : 2.68
Cum Gas (MMcf) : 8.59

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	1.85	13.70	0.02	0.16	89.78	4.20	2.00	0.69	0.00
2014	1.48	10.86	0.02	0.13	89.78	4.20	1.59	0.55	0.00
2015	1.25	9.20	0.02	0.11	89.78	4.20	1.35	0.46	0.00
2016	1.11	8.11	0.01	0.10	89.78	4.20	1.19	0.41	0.00
2017	0.61	4.49	0.01	0.05	89.78	4.20	0.66	0.23	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**6.30**	**46.37**	**0.08**	**0.56**	**89.78**	**4.20**	**6.79**	**2.33**	**0.00**
Ult	**8.98**	**54.96**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.14	0.07	0.00	0.00	1.31	0.00	0.00	1.16	1.11
2014	1.00	0.11	0.05	0.00	0.00	1.31	0.00	0.00	0.66	1.68
2015	1.00	0.10	0.05	0.00	0.00	1.31	0.00	0.00	0.36	1.96
2016	1.00	0.09	0.04	0.00	0.00	1.31	0.00	0.00	0.16	2.08
2017	1.00	0.05	0.02	0.00	0.00	0.79	0.00	0.00	0.03	2.10
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**0.49**	**0.23**	**0.00**	**0.00**	**6.04**	**0.00**	**0.00**	**2.37**	**2.10**

Major Phase :	Oil	Abandonment Date :	08/09/2017
Perfs :	0 - 0	Working Int :	0.01500000
Initial Rate :	178.49 bbl/month	Revenue Int :	0.01200000
Abandonment :	82.06 bbl/month	Disc. Initial Invest. (M$) :	0.00
Initial Decline :	29.65 % year b = 1.700	ROInvestment (disc/undisc) :	0.00 / 0.00
Beg Ratio :	7.425	Years to Payout :	0.00
End Ratio :	7.317	Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	2.23
PW	8.00% :	2.15
PW	10.00% :	2.10
PW	12.00% :	2.05
PW	15.00% :	1.98
PW	20.00% :	1.87

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : KENMITZ 17 STATE 001 - 001
Reserve Cat. : Proved Producing
Field : SANMAL
Operator : NEARBURG PRODUCING CO
Reservoir : PENN, NORTH
Co., State : LEA, NM

Cum Oil (Mbbl) : 7.63
Cum Gas (MMcf) : 14.71

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.98	5.86	0.02	0.14	92.60	4.81	2.12	0.66	0.00
2014	0.83	4.98	0.02	0.12	92.60	4.81	1.81	0.56	0.00
2015	0.71	4.24	0.02	0.10	92.60	4.81	1.53	0.48	0.00
2016	0.60	3.61	0.01	0.08	92.60	4.81	1.31	0.41	0.00
2017	0.51	3.06	0.01	0.07	92.60	4.81	1.11	0.34	0.00
2018	0.37	2.20	0.01	0.05	92.60	4.81	0.80	0.25	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**4.00**	**23.94**	**0.09**	**0.56**	**92.60**	**4.81**	**8.68**	**2.70**	**0.00**
Ult	**11.63**	**38.65**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.20	0.14	0.00	0.00	1.03	0.00	0.00	1.41	1.35
2014	1.00	0.17	0.12	0.00	0.00	1.03	0.00	0.00	1.05	2.25
2015	1.00	0.15	0.10	0.00	0.00	1.03	0.00	0.00	0.74	2.83
2016	1.00	0.13	0.09	0.00	0.00	1.03	0.00	0.00	0.48	3.17
2017	1.00	0.11	0.07	0.00	0.00	1.03	0.00	0.00	0.25	3.33
2018	1.00	0.08	0.05	0.00	0.00	0.84	0.00	0.00	0.07	3.37
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**0.84**	**0.57**	**0.00**	**0.00**	**5.97**	**0.00**	**0.00**	**4.00**	**3.37**

Major Phase :	Oil	
Perfs :	0 - 0	
Initial Rate :	88.37	bbl/month
Abandonment :	34.27	bbl/month
Initial Decline :	15.00	% year b = 0.000
Beg Ratio :	5.989	
End Ratio :	5.989	

Abandonment Date :	10/31/2018
Working Int :	0.03000000
Revenue Int :	0.02343750
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	3.66
PW	8.00% :	3.48
PW	10.00% :	3.37
PW	12.00% :	3.26
PW	15.00% :	3.11
PW	20.00% :	2.89

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : UNIVERSITY 6 (#1&#2) - 1
Reserve Cat. : Proved Producing
Field : BOOTLEG CANYON (ELLENBERG
Operator : V-F PETROLEUM INC
Reservoir : ELLENBURGER
Co., State : PECOS, TX

Cum Oil (Mbbl) : **40.03**
Cum Gas (MMcf) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	47.23	0.00	1.77	0.00	86.19	0.00	152.67	0.00	0.00
2014	47.23	0.00	1.77	0.00	86.19	0.00	152.65	0.00	0.00
2015	47.22	0.00	1.77	0.00	86.19	0.00	152.64	0.00	0.00
2016	47.35	0.00	1.78	0.00	86.19	0.00	153.04	0.00	0.00
2017	47.21	0.00	1.77	0.00	86.19	0.00	152.61	0.00	0.00
2018	31.35	0.00	1.18	0.00	86.19	0.00	101.33	0.00	0.00
2019	16.26	0.00	0.61	0.00	86.19	0.00	52.55	0.00	0.00
2020	10.43	0.00	0.39	0.00	86.19	0.00	33.72	0.00	0.00
2021	7.42	0.00	0.28	0.00	86.19	0.00	23.98	0.00	0.00
2022	5.65	0.00	0.21	0.00	86.19	0.00	18.26	0.00	0.00
2023	4.49	0.00	0.17	0.00	86.19	0.00	14.53	0.00	0.00
2024	3.70	0.00	0.14	0.00	86.19	0.00	11.96	0.00	0.00
2025	3.10	0.00	0.12	0.00	86.19	0.00	10.03	0.00	0.00
2026	2.66	0.00	0.10	0.00	86.19	0.00	8.60	0.00	0.00
2027	2.31	0.00	0.09	0.00	86.19	0.00	7.48	0.00	0.00
Rem	11.12	0.00	0.42	0.00	86.19	0.00	35.94	0.00	0.00
Total	**334.74**	**0.00**	**12.55**	**0.00**	**86.19**	**0.00**	**1,081.98**	**0.00**	**0.00**
Ult	**374.77**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	2.00	7.02	3.82	0.00	0.00	1.47	0.00	0.00	140.36	133.57
2014	2.00	7.02	3.82	0.00	0.00	1.47	0.00	0.00	140.35	254.42
2015	2.00	7.02	3.82	0.00	0.00	1.47	0.00	0.00	140.33	363.76
2016	2.00	7.04	3.83	0.00	0.00	1.47	0.00	0.00	140.71	462.96
2017	2.00	7.02	3.82	0.00	0.00	1.47	0.00	0.00	140.31	552.46
2018	2.00	4.66	2.53	0.00	0.00	1.47	0.00	0.00	92.67	606.30
2019	2.00	2.42	1.31	0.00	0.00	1.47	0.00	0.00	47.35	631.14
2020	2.00	1.55	0.84	0.00	0.00	1.47	0.00	0.00	29.86	645.30
2021	2.00	1.10	0.60	0.00	0.00	1.47	0.00	0.00	20.81	654.22
2022	2.00	0.84	0.46	0.00	0.00	1.47	0.00	0.00	15.49	660.23
2023	2.00	0.67	0.36	0.00	0.00	1.47	0.00	0.00	12.03	664.44
2024	2.00	0.55	0.30	0.00	0.00	1.47	0.00	0.00	9.64	667.50
2025	2.00	0.46	0.25	0.00	0.00	1.47	0.00	0.00	7.85	669.76
2026	2.00	0.40	0.21	0.00	0.00	1.47	0.00	0.00	6.52	671.45
2027	2.00	0.34	0.19	0.00	0.00	1.47	0.00	0.00	5.48	672.74
Rem.		1.65	0.90	0.00	0.00	10.88	0.00	0.00	22.51	3.78
Total		**49.77**	**27.05**	**0.00**	**0.00**	**32.89**	**0.00**	**0.00**	**972.27**	**676.52**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 3,938.95 bbl/month
Abandonment : 87.85 bbl/month
Initial Decline : 0.01 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 06/01/2035
Working Int : 0.05000000
Revenue Int : 0.03750000
Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	**5.00% :**	**801.84**
PW	**8.00% :**	**722.42**
PW	**10.00% :**	**676.52**
PW	**12.00% :**	**635.28**
PW	**15.00% :**	**580.76**
PW	**20.00% :**	**505.48**

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : UNO MAS 1 - 1
Reserve Cat. : Proved Producing
Field : SHOE BAR
Operator : V-F PETROLEUM INC
Reservoir : MISSISSIPPIAN (GAS)
Co., State : LEA, NM

Cum Oil (Mbbl) : 1.38
Cum Gas (MMcf) : 29.39

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	0.63	14.13	0.05	1.06	90.37	3.72	4.28	3.94	0.00
2014	0.42	9.32	0.03	0.70	90.37	3.72	2.83	2.60	0.00
2015	0.17	3.72	0.01	0.28	90.37	3.72	1.13	1.04	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**1.22**	**27.17**	**0.09**	**2.04**	**90.37**	**3.72**	**8.24**	**7.58**	**0.00**
Ult	**2.59**	**56.56**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.63	0.41	0.00	0.00	3.42	0.00	0.00	3.77	3.61
2014	1.00	0.41	0.27	0.00	0.00	3.42	0.00	0.00	1.33	4.77
2015	1.00	0.17	0.11	0.00	0.00	1.74	0.00	0.00	0.16	4.89
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**1.21**	**0.79**	**0.00**	**0.00**	**8.57**	**0.00**	**0.00**	**5.25**	**4.89**

Major Phase :	Gas		
Perfs :	0 - 0		
Initial Rate :	1,500.28	Mcf/month	
Abandonment :	558.07	Mcf/month	
Initial Decline :	43.37	% year	b = 0.700
Beg Ratio :	0.045		
End Ratio :	0.045		

Abandonment Date :	07/07/2015
Working Int :	0.10000000
Revenue Int :	0.07500000
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	5.07
PW	8.00% :	4.96
PW	10.00% :	4.89
PW	12.00% :	4.83
PW	15.00% :	4.73
PW	20.00% :	4.57

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : CHAPMAN RANCH 7501 - 7501
Reserve Cat. : Proved Shut-In
Field : CHAPMAN RANCH (MID. FRIO CC
Operator : MOHICAN OPERATING, L.L.C.
Reservoir : MID. FRIO CONS.
Co., State : Nueces, TX

Cum Oil (Mbbl) : 0.18
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)

NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	0.18	0.00							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	01/01/2013
Working Int :	0.05000000
Revenue Int :	0.03700000
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	0.00
PW	8.00% :	0.00
PW	10.00% :	0.00
PW	12.00% :	0.00
PW	15.00% :	0.00
PW	20.00% :	0.00

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

Case : MORGAN #1
Reserve Cat. : Proved Undeveloped
Field : TREND
Operator : V-F PETROLEUM INC
Reservoir :
Co., State : MARTIN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	18.62	26.60	0.42	0.60	88.49	2.81	37.07	1.68	0.00
2014	8.77	12.52	0.20	0.28	88.49	2.81	17.45	0.79	0.00
2015	6.05	8.64	0.14	0.19	88.49	2.81	12.04	0.55	0.00
2016	4.77	6.81	0.11	0.15	88.49	2.81	9.49	0.43	0.00
2017	3.97	5.68	0.09	0.13	88.49	2.81	7.91	0.36	0.00
2018	3.44	4.92	0.08	0.11	88.49	2.81	6.86	0.31	0.00
2019	3.06	4.37	0.07	0.10	88.49	2.81	6.09	0.28	0.00
2020	2.77	3.96	0.06	0.09	88.49	2.81	5.51	0.25	0.00
2021	2.53	3.61	0.06	0.08	88.49	2.81	5.03	0.23	0.00
2022	2.33	3.33	0.05	0.08	88.49	2.81	4.65	0.21	0.00
2023	2.17	3.11	0.05	0.07	88.49	2.81	4.33	0.20	0.00
2024	2.04	2.92	0.05	0.07	88.49	2.81	4.07	0.18	0.00
2025	1.91	2.74	0.04	0.06	88.49	2.81	3.81	0.17	0.00
2026	1.80	2.57	0.04	0.06	88.49	2.81	3.58	0.16	0.00
2027	1.69	2.42	0.04	0.05	88.49	2.81	3.37	0.15	0.00
Rem	15.99	22.84	0.36	0.51	88.49	2.81	31.83	1.44	0.00
Total	**81.92**	**117.02**	**1.84**	**2.63**	**88.49**	**2.81**	**163.10**	**7.39**	**0.00**
Ult	81.92	117.02							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	1.83	0.97	27.00	0.00	1.16	0.00	0.00	7.79	6.43
2014	1.00	0.86	0.46	0.00	0.00	1.26	0.00	0.00	15.67	19.97
2015	1.00	0.59	0.31	0.00	0.00	1.26	0.00	0.00	10.42	28.11
2016	1.00	0.47	0.25	0.00	0.00	1.26	0.00	0.00	7.94	33.73
2017	1.00	0.39	0.21	0.00	0.00	1.26	0.00	0.00	6.41	37.82
2018	1.00	0.34	0.18	0.00	0.00	1.26	0.00	0.00	5.39	40.94
2019	1.00	0.30	0.16	0.00	0.00	1.26	0.00	0.00	4.65	43.37
2020	1.00	0.27	0.14	0.00	0.00	1.26	0.00	0.00	4.09	45.30
2021	1.00	0.25	0.13	0.00	0.00	1.26	0.00	0.00	3.62	46.85
2022	1.00	0.23	0.12	0.00	0.00	1.26	0.00	0.00	3.25	48.11
2023	1.00	0.21	0.11	0.00	0.00	1.26	0.00	0.00	2.94	49.14
2024	1.00	0.20	0.11	0.00	0.00	1.26	0.00	0.00	2.68	49.99
2025	1.00	0.19	0.10	0.00	0.00	1.26	0.00	0.00	2.44	50.69
2026	1.00	0.18	0.09	0.00	0.00	1.26	0.00	0.00	2.22	51.26
2027	1.00	0.17	0.09	0.00	0.00	1.26	0.00	0.00	2.01	51.73
Rem.		1.57	0.83	0.00	0.00	18.80	0.00	0.00	12.07	1.80
Total		**8.06**	**4.26**	**27.00**	**0.00**	**37.59**	**0.00**	**0.00**	**93.58**	**53.53**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 4,200.00 bbl/month
Abandonment : 54.35 bbl/month
Initial Decline : 99.60 % year b = 1.400
Beg Ratio : 1.429
End Ratio : 1.429

Abandonment Date : 11/30/2042
Working Int : 0.03000000
Revenue Int : 0.02250000
Disc. Initial Invest. (M$) : 26.90
ROInvestment (disc/undisc) : 2.99 / 4.47
Years to Payout : 0.67
Internal ROR (%) : 116.46

Present Worth Profile (M$)

PW	5.00% :	68.59
PW	8.00% :	58.76
PW	10.00% :	53.53
PW	12.00% :	49.08
PW	15.00% :	43.52
PW	20.00% :	36.34

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Case : MORGAN #2
Reserve Cat. : Proved Undeveloped
Field : TREND
Operator : V-F PETROLEUM INC
Reservoir :
Co., State : MARTIN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	8.26	11.79	0.19	0.27	88.49	2.81	16.44	0.74	0.00
2014	13.81	19.73	0.31	0.44	88.49	2.81	27.49	1.25	0.00
2015	7.56	10.79	0.17	0.24	88.49	2.81	15.04	0.68	0.00
2016	5.54	7.91	0.12	0.18	88.49	2.81	11.03	0.50	0.00
2017	4.45	6.36	0.10	0.14	88.49	2.81	8.86	0.40	0.00
2018	3.77	5.39	0.08	0.12	88.49	2.81	7.52	0.34	0.00
2019	3.30	4.72	0.07	0.11	88.49	2.81	6.57	0.30	0.00
2020	2.96	4.23	0.07	0.10	88.49	2.81	5.89	0.27	0.00
2021	2.68	3.82	0.06	0.09	88.49	2.81	5.33	0.24	0.00
2022	2.46	3.51	0.06	0.08	88.49	2.81	4.89	0.22	0.00
2023	2.28	3.25	0.05	0.07	88.49	2.81	4.53	0.21	0.00
2024	2.13	3.04	0.05	0.07	88.49	2.81	4.24	0.19	0.00
2025	1.99	2.85	0.04	0.06	88.49	2.81	3.97	0.18	0.00
2026	1.88	2.68	0.04	0.06	88.49	2.81	3.73	0.17	0.00
2027	1.76	2.52	0.04	0.06	88.49	2.81	3.51	0.16	0.00
Rem	17.10	24.42	0.38	0.55	88.49	2.81	34.04	1.54	0.00
Total	**81.92**	**117.02**	**1.84**	**2.63**	**88.49**	**2.81**	**163.10**	**7.39**	**0.00**
Ult	81.92	117.02							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.81	0.43	69.63	0.00	0.32	0.00	0.00	-54.00	-50.90
2014	1.00	1.36	0.72	0.00	0.00	1.26	0.00	0.00	25.40	-28.86
2015	1.00	0.74	0.39	0.00	0.00	1.26	0.00	0.00	13.33	-18.43
2016	1.00	0.54	0.29	0.00	0.00	1.26	0.00	0.00	9.43	-11.77
2017	1.00	0.44	0.23	0.00	0.00	1.26	0.00	0.00	7.33	-7.08
2018	1.00	0.37	0.20	0.00	0.00	1.26	0.00	0.00	6.03	-3.59
2019	1.00	0.32	0.17	0.00	0.00	1.26	0.00	0.00	5.12	-0.92
2020	1.00	0.29	0.15	0.00	0.00	1.26	0.00	0.00	4.45	1.19
2021	1.00	0.26	0.14	0.00	0.00	1.26	0.00	0.00	3.91	2.86
2022	1.00	0.24	0.13	0.00	0.00	1.26	0.00	0.00	3.49	4.21
2023	1.00	0.22	0.12	0.00	0.00	1.26	0.00	0.00	3.14	5.31
2024	1.00	0.21	0.11	0.00	0.00	1.26	0.00	0.00	2.86	6.21
2025	1.00	0.20	0.10	0.00	0.00	1.26	0.00	0.00	2.59	6.96
2026	1.00	0.18	0.10	0.00	0.00	1.26	0.00	0.00	2.36	7.57
2027	1.00	0.17	0.09	0.00	0.00	1.26	0.00	0.00	2.14	8.07
Rem.		1.68	0.89	0.00	0.00	19.62	0.00	0.00	13.39	1.97
Total		**8.06**	**4.26**	**69.63**	**0.00**	**37.58**	**0.00**	**0.00**	**50.97**	**10.04**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 4,200.00 bbl/month
Abandonment : 54.35 bbl/month
Initial Decline : 99.60 % year b = 1.400
Beg Ratio : 1.429
End Ratio : 1.429

Abandonment Date : 07/30/2043
Working Int : 0.03000000
Revenue Int : 0.02250000
Disc. Initial Invest. (M$) : 65.24
ROInvestment (disc/undisc) : 1.15 / 1.73
Years to Payout : 4.78
Internal ROR (%) : 15.39

Present Worth Profile (M$)

PW	5.00% :	25.03
PW	8.00% :	15.17
PW	10.00% :	10.04
PW	12.00% :	5.77
PW	15.00% :	0.57
PW	20.00% :	-5.82

Date : 01/31/2013 2:21:36PM

ECONOMIC PROJECTION

Project Name : Victory Reserves
Partner : 2012 INTERESTS (12/31/2012)
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2013
Discount Rate (%) : 10.00
All Cases

Case : UNIVERSITY 6#3
Reserve Cat. : Proved Undeveloped
Field : BOOTLEG CANYON (ELLENBERG
Operator : V-F PETROLEUM INC
Reservoir : ELLENBURGER
Co., State : PECOS, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2013	6.24	0.00	0.23	0.00	86.19	0.00	20.18	0.00	0.00
2014	24.76	0.00	0.93	0.00	86.19	0.00	80.02	0.00	0.00
2015	24.73	0.00	0.93	0.00	86.19	0.00	79.94	0.00	0.00
2016	24.77	0.00	0.93	0.00	86.19	0.00	80.08	0.00	0.00
2017	24.68	0.00	0.93	0.00	86.19	0.00	79.78	0.00	0.00
2018	22.78	0.00	0.85	0.00	86.19	0.00	73.64	0.00	0.00
2019	13.76	0.00	0.52	0.00	86.19	0.00	44.48	0.00	0.00
2020	8.91	0.00	0.33	0.00	86.19	0.00	28.81	0.00	0.00
2021	6.37	0.00	0.24	0.00	86.19	0.00	20.59	0.00	0.00
2022	4.87	0.00	0.18	0.00	86.19	0.00	15.73	0.00	0.00
2023	3.88	0.00	0.15	0.00	86.19	0.00	12.55	0.00	0.00
2024	3.20	0.00	0.12	0.00	86.19	0.00	10.35	0.00	0.00
2025	2.69	0.00	0.10	0.00	86.19	0.00	8.69	0.00	0.00
2026	2.31	0.00	0.09	0.00	86.19	0.00	7.46	0.00	0.00
2027	2.01	0.00	0.08	0.00	86.19	0.00	6.50	0.00	0.00
Rem	11.25	0.00	0.42	0.00	86.19	0.00	36.37	0.00	0.00
Total	**187.23**	**0.00**	7.02	**0.00**	**86.19**	**0.00**	**605.18**	**0.00**	**0.00**
Ult	**187.23**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2013	1.00	0.93	0.50	87.65	0.00	0.18	0.00	0.00	-69.08	-65.33
2014	1.00	3.68	2.00	0.00	0.00	0.73	0.00	0.00	73.60	-1.95
2015	1.00	3.68	2.00	0.00	0.00	0.73	0.00	0.00	73.53	55.34
2016	1.00	3.68	2.00	0.00	0.00	0.73	0.00	0.00	73.66	107.27
2017	1.00	3.67	1.99	0.00	0.00	0.73	0.00	0.00	73.38	154.08
2018	1.00	3.39	1.84	0.00	0.00	0.73	0.00	0.00	67.68	193.24
2019	1.00	2.05	1.11	0.00	0.00	0.73	0.00	0.00	40.59	214.53
2020	1.00	1.33	0.72	0.00	0.00	0.73	0.00	0.00	26.03	226.88
2021	1.00	0.95	0.51	0.00	0.00	0.73	0.00	0.00	18.40	234.76
2022	1.00	0.72	0.39	0.00	0.00	0.73	0.00	0.00	13.88	240.14
2023	1.00	0.58	0.31	0.00	0.00	0.73	0.00	0.00	10.92	243.98
2024	1.00	0.48	0.26	0.00	0.00	0.73	0.00	0.00	8.88	246.79
2025	1.00	0.40	0.22	0.00	0.00	0.73	0.00	0.00	7.34	248.90
2026	1.00	0.34	0.19	0.00	0.00	0.73	0.00	0.00	6.20	250.51
2027	1.00	0.30	0.16	0.00	0.00	0.73	0.00	0.00	5.30	251.76
Rem.		1.67	0.91	0.00	0.00	6.78	0.00	0.00	27.00	4.25
Total		**27.84**	**15.13**	**87.65**	**0.00**	**17.24**	**0.00**	**0.00**	**457.32**	**256.01**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 2,065.99 bbl/month
Abandonment : 67.03 bbl/month
Initial Decline : 0.10 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 04/01/2037
Working Int : 0.05000000
Revenue Int : 0.03750000
Disc. Initial Invest. (M$) : 82.35
ROInvestment (disc/undisc) : 4.11 / 6.22
Years to Payout : 1.94
Internal ROR (%) : 75.71

Present Worth Profile (M$)

PW	5.00% :	337.70
PW	8.00% :	285.31
PW	10.00% :	256.01
PW	12.00% :	230.32
PW	15.00% :	197.29
PW	20.00% :	153.51

ADAMS '115' #8
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT,TX
42-105-40632



Well Count
Gas (Mcf/mon)
100
1000
10
100
1
10
Gas
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 76.84 MMcf
Gas Rem: 195.05 MMcf
Gas EUR: 271.89 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

ADAMS '127' #11
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT,TX
42-105-40252



Well Count
Gas (Mcf/mon)
100
1000
10
100
1
10
Gas
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 104.78 MMcf
Gas Rem: 136.44 MMcf
Gas EUR: 241.22 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

ADAMS '127' #12
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT,TX
42-105-40230



Well Count
Gas (Mcf/mon)
1 10
10 100
100 1000
Gas
2006
2007
2008
2009
2010
2011
2012
2013

Proj Gas Cum: 107.19 MMcf
Gas Rem: 172.16 MMcf
Gas EUR: 279.35 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

ADAMS '127' #13
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT,TX
42-105-40291



Well Count
Gas (Mcf/mon)
100
1000
10
100
1
10
Gas
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 87.82 MMcf
Gas Rem: 90.09 MMcf
Gas EUR: 177.91 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

ADAMS '127' #14
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT, TX
42-105-40231



Well Count
Gas (Mcf/mon)
100
1000
10
100
1
10
Gas
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 65.34 MMcf
Gas Rem: 85.17 MMcf
Gas EUR: 150.51 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

ADAMS '127' #15
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT,TX
42-105-40232



Well Count
Gas (Mcf/mon)
100
1000
10
100
1
10
Gas
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 75.42 MMcf
Gas Rem: 221.43 MMcf
Gas EUR: 296.85 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

ADAMS 155 #2
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT, TX
42-105-40460



Well Count
Gas (Mcf/mon)
100
1000
10
100
1
10
Gas
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 50.76 MMcf
Gas Rem: 70.89 MMcf
Gas EUR: 121.65 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

ADAMS 166 #8
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT,TX
42-105-40543



Well Count
Gas (Mcf/mon)
100
1000
10
100
1
10
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 22.58 MMcf
Gas Rem: 29.98 MMcf
Gas EUR: 52.56 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

ADAMS 166 #9
Oper: CAMBRIAN MANAGEMENT, LTD.
Major Phase: Gas

Field: ADAMS-BAGGETT RANCH
CROCKETT,TX
42-105-40547



Well Count
Gas (Mcf/mon)
100
1000
10
100
1
10
Gas
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 42.97 MMcf
Gas Rem: 48.61 MMcf
Gas EUR: 91.59 MMcf

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.00 Mbbl

HAMLIN '24' 1
Oper: CLEAR WATER INC.
Major Phase: Oil

Field: SPRABERRY (TREND AREA)
Howard,TX
42-227-34414



GOR (scf/bbl)
Gas (Mcf/mon)
Oil (bbl/mon)
10000
1000
1000
100
100
10
100
10
1
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Oil Cum: 9.86 Mbbl
Oil Rem: 7.18 Mbbl
Oil EUR: 17.03 Mbbl

Proj Gas Cum: 23.84 MMcf
Gas Rem: 18.07 MMcf
Gas EUR: 41.91 MMcf

HAMLIN 26 (1 & 2)
Oper: CLEAR WATER INC.
Major Phase: Oil

Field: SPRABERRY (TREND AREA)
Howard, TX
42-227-36537



GOR (scf/bbl)
Gas (Mcf/mon)
1000
1000
100
100
10
10
Well Count
Oil (bbl/mon)
100
1000
10
100
1
10
2011
2012
2013
2014
2015

Proj Oil Cum: 11.16 Mbbl
Oil Rem: 57.18 Mbbl
Oil EUR: 68.34 Mbbl

Proj Gas Cum: 55.40 MMcf
Gas Rem: 171.44 MMcf
Gas EUR: 226.85 MMcf

SAGE 1
Oper: CLEAR WATER INC.
Major Phase: Oil

Field: SPRABERRY (TREND AREA)
Howard,TX
42-227-36634



GOR (scf/bbl)
Gas (Mcf/mon)
Oil (bbl/mon)
1000
1000
100
100
10
10
100
10
1
HIGH SWD COSTS - NO WATER DATA
2011
2012
2013
2014
2015
2016

Proj Oil Cum: 2.68 Mbbl
Oil Rem: 6.30 Mbbl
Oil EUR: 8.98 Mbbl

Proj Gas Cum: 8.59 MMcf
Gas Rem: 46.37 MMcf
Gas EUR: 54.96 MMcf

KENMITZ 17 STATE 001
Oper: NEARBURG PRODUCING CO
Major Phase: Oil

Field: SANMAL
LEA,NM
30-025-40575



GOR (scf/bbl)
Gas (Mcf/mon)
Oil (bbl/mon)
1000
100
10
Novemebr is estimate only.
2012
2013
2014
2015

Proj Oil Cum: 7.63 Mbbl
Oil Rem: 4.00 Mbbl
Oil EUR: 11.63 Mbbl

Proj Gas Cum: 14.71 MMcf
Gas Rem: 23.94 MMcf
Gas EUR: 38.65 MMcf

UNIVERSITY 6 (#1&#2)
Oper: V-F PETROLEUM INC
Major Phase: Oil

Field: BOOTLEG CANYON (ELLENBERG
PECOS, TX
42-371-38784



GOR (scf/bbl)
Gas (Mcf/mon)
Well Count
Oil (bbl/mon)
.00001
1000
.000001
100
.0000001
10
100
1000
10
100
1
10
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Proj Oil Cum: 40.03 Mbbl
Oil Rem: 334.74 Mbbl
Oil EUR: 374.77 Mbbl

Proj Gas Cum: 0.00 MMcf
Gas Rem: 0.00 MMcf
Gas EUR: 0.00 MMcf

UNO MAS 1
Oper: V-F PETROLEUM INC
Major Phase: Gas

Field: SHOE BAR
LEA,NM
30-025-26593



GOR (scf/bbl)
Gas (Mcf/mon)
Oil (bbl/mon)
10000
1000
100
1000
100
10
100
10
1
2011
2012
2013
2014
2015

Proj Gas Cum: 29.39 MMcf
Gas Rem: 27.17 MMcf
Gas EUR: 56.56 MMcf

Proj Oil Cum: 1.38 Mbbl
Oil Rem: 1.22 Mbbl
Oil EUR: 2.59 Mbbl

CHAPMAN RANCH 7501
Oper: MOHICAN OPERATING, L.L.C.
Major Phase: Oil

Field: CHAPMAN RANCH (MID. FRIO CONS.)
Nueces,TX
42-355-34058



GOR (scf/bbl)
Gas (Mcf/mon)
Oil (bbl/mon)
.00001
1000
.000001
100
.0000001
10
100
10
1
2012
2013
2014
2015
2016

Proj Oil Cum: 0.18 Mbbl
Oil Rem: 0.00 Mbbl
Oil EUR: 0.18 Mbbl

Proj Gas Cum: 0.00 MMcf
Gas Rem: 0.00 MMcf
Gas EUR: 0.00 MMcf

MORGAN #1
Oper: V-F PETROLEUM INC
Major Phase: Oil

Field: TREND
MARTIN,TX



GOR (scf/bbl)
Gas (Mcf/mon)
Oil (bbl/mon)
1000
100
10
2011
2012
2013
2014
2015
2016
2017

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 81.92 Mbbl
Oil EUR: 81.92 Mbbl

Proj Gas Cum: 0.00 MMcf
Gas Rem: 117.02 MMcf
Gas EUR: 117.02 MMcf

MORGAN #2
Oper: V-F PETROLEUM INC
Major Phase: Oil

Field: TREND
MARTIN,TX



GOR (scf/bbl)
Gas (Mcf/mon)
Oil (bbl/mon)
1000
1000
100
100
10
10
2011
2012
2013
2014
2015
2016
2017

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 81.92 Mbbl
Oil EUR: 81.92 Mbbl

Proj Gas Cum: 0.00 MMcf
Gas Rem: 117.02 MMcf
Gas EUR: 117.02 MMcf

UNIVERSITY 6#3
Oper: V-F PETROLEUM INC
Major Phase: Oil

Field: BOOTLEG CANYON (ELLENBERG
PECOS,TX


GOR (scf/bbl)
Gas (Mcf/mon)
Oil (bbl/mon)
.00001
1000
.000001
100
.0000001
10
1000
100
10
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Proj Oil Cum: 0.00 Mbbl
Oil Rem: 187.23 Mbbl
Oil EUR: 187.23 Mbbl

Proj Gas Cum: 0.00 MMcf
Gas Rem: 0.00 MMcf
Gas EUR: 0.00 MMcf